UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                 )

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THE CONTAINER STORE GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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The Container Store Group, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Shareholders

September 12, 2017 11:30 a.m. (Central Time)

THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

July 26, 2017

To Our Shareholders:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of The Container Store Group, Inc. at 11:30 a.m. Central Time, on Tuesday, September 12, 2017, at our principal executive offices, 500 Freeport Parkway, Coppell, Texas 75019.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Melissa Reiff
Chief Executive Officer

2017 Proxy Statement	The Container Store Group, Inc.

Notice of Annual Meeting of Shareholders To Be Held Tuesday, September 12, 2017

THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

The Annual Meeting of Shareholders (the "Annual Meeting") of The Container Store Group, Inc., a Delaware corporation (the "Company"), will be held at our principal executive offices, 500 Freeport Parkway, Coppell, Texas 75019 on Tuesday, September 12, 2017, at 11:30 a.m. Central Time, for the following purposes:

To elect Jonathan D. Sokoloff and Sharon Tindell as Class I Directors to serve until the 2020 Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018; and
To approve the Amended and Restated 2013 Incentive Award Plan, which increases the number of shares authorized for issuance under such plan by 7,500,000 shares, among other things.

We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our Common Stock at the close of business on July 21, 2017 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these shareholders will be open to the examination of any shareholder at our principal executive offices at 500 Freeport Parkway, Coppell, Texas 75019 for a period of ten days prior to the Annual Meeting and on the day of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the materials that follow. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the accompanying return envelope. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Jodi Taylor, Secretary

Coppell, Texas
July 26, 2017

2017 Proxy Statement	The Container Store Group, Inc.

2017 Proxy Statement	The Container Store Group, Inc.

Table of Contents continued

2017 Proxy Statement	The Container Store Group, Inc.

Proxy Statement

THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY, COPPELL, TEXAS 75019

This proxy statement is furnished in connection with the solicitation by the Board of Directors of The Container Store Group, Inc. of proxies to be voted at our Annual Meeting of Shareholders to be held on Tuesday, September 12, 2017 (the "Annual Meeting"), at our principal executive offices, 500 Freeport Parkway, Coppell, Texas 75019 at 11:30 a.m. Central Time, and at any continuation, postponement, or adjournment of the Annual Meeting. Holders of record of shares of Common Stock, $0.01 par value ("Common Stock"), at the close of business on July 21, 2017 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately 48,287,362 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to shareholders at the Annual Meeting.

This proxy statement and the Company's Annual Report to Shareholders for the fiscal year ended April 1, 2017 (the "2016 Annual Report") will be released on or about July 26, 2017 to our shareholders on the Record Date.

In this proxy statement, "we," "us," "our" and "The Container Store" refer to The Container Store Group, Inc. and "The Container Store, Inc." refers to The Container Store, Inc., a Texas corporation and our wholly-owned subsidiary.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON TUESDAY, SEPTEMBER 12, 2017

This Proxy Statement and our 2016 Annual Report to Shareholders are available at http://www.proxyvote.com/

DIRECTIONS TO THE ANNUAL MEETING

Directions to the Annual Meeting from the Dallas/Fort Worth International Airport are as follows:

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  From the rental car area, take the north exit out of the airport

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  Take the Bass Pro Dr. exit—Go 0.4 miles

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  Turn right at Bass Pro Dr.—Go 0.3 miles

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  Continue on W. Bethel Rd.—Go 1.2 miles

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  Turn left at Freeport Parkway—Go 0.6 miles

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  Our principal executive offices are on the South East corner of Ruby Road and Freeport Parkway

The above directions are also listed on our website located at www.containerstore.com. Directions from other points are available by calling (972) 538-6000.

2017 Proxy Statement	The Container Store Group, Inc.	1

PROPOSALS

At the Annual Meeting, our shareholders will be asked:

To elect Jonathan D. Sokoloff and Sharon Tindell as Class I Directors to serve until the 2020 Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018; and
To approve the Amended and Restated 2013 Incentive Award Plan, which increases the number of shares authorized for issuance under such plan by 7,500,000 shares, among other things.

We will also transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors, or Board, recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

FOR the election of Jonathan D. Sokoloff and Sharon Tindell as Class I Directors;
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018; and
FOR the approval of the Amended and Restated 2013 Incentive Award Plan.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because The Container Store's Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission ("SEC") and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, The Container Store is making this proxy statement and its 2016 Annual Report available to its shareholders electronically via the Internet. On or about July 26, 2017, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the "Internet Notice") containing instructions on how to access this proxy statement and our 2016 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2016 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC's rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set

2017 Proxy Statement	The Container Store Group, Inc.	2

of proxy materials to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a shareholder sharing an address with another shareholder and wish to receive only one copy of future Internet Notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

2017 Proxy Statement	The Container Store Group, Inc.	3

Questions and Answers about the 2017 Annual Meeting of Shareholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is July 21, 2017. You are entitled to vote at the Annual Meeting only if you were a shareholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 48,287,362 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN BEING A "RECORD HOLDER" AND HOLDING SHARES IN "STREET NAME"?

A record holder holds shares in his or her name. Shares held in "street name" means shares that are held in the name of a bank or broker on a person's behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the "beneficial owner" of those shares held in "street name." If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your bank or brokerage firm.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2017 ANNUAL MEETING OF SHAREHOLDERS?

You may attend the Annual Meeting only if you are a The Container Store shareholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you plan to attend the Annual Meeting, you must RSVP by checking the appropriate box on www.proxyvote.com, if you vote over the Internet, or on the proxy card, if you vote by mail. If you vote by telephone, you must follow the prompt to RSVP. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver's license).

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the shareholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting.

2017 Proxy Statement	The Container Store Group, Inc.	4

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING OF SHAREHOLDERS

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that shareholders vote by proxy even if they plan to attend the Annual Meeting and vote in person. If you are a shareholder of record, there are three ways to vote by proxy:

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  by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;

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  by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or

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  by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on September 11, 2017.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a legal proxy and bring it to the Annual Meeting in order to vote.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered shareholder, you may revoke your proxy and change your vote:

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  by submitting a duly executed proxy bearing a later date;

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  by granting a subsequent proxy through the Internet or telephone;

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  by giving written notice of revocation to the Secretary of The Container Store prior to or at the Annual Meeting; or

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  by voting in person at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

2017 Proxy Statement	The Container Store Group, Inc.	5

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING OF SHAREHOLDERS

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors' recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company's proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative "FOR" votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.
Proposal 3: Approval of the Amended and Restated 2013 Incentive Award Plan	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A "vote withheld," in the case of the proposal regarding the election of directors, or an "abstention," in the case of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and the approval of the Amended and Restated 2013 Incentive Award Plan, represents a shareholder's affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as votes against on the ratification of the appointment of Ernst & Young LLP and the approval of the Amended and Restated 2013 Incentive Award Plan.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the approval of the Amended and Restated 2013 Incentive Award Plan. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2017 ANNUAL MEETING OF SHAREHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

2017 Proxy Statement	The Container Store Group, Inc.	6

PROPOSALS TO BE VOTED ON—PROPOSAL 1 Election of Directors

At the Annual Meeting, two (2) Class I Directors are to be elected to hold office until the Annual Meeting of Shareholders to be held in 2020 and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

We currently have eleven (11) Directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative "FOR" votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of shareholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of shareholders following election or such director's death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term currently expires at the 2017 Annual Meeting of Shareholders and whose subsequent term will expire at the 2020 Annual Meeting of Shareholders; Class II, whose term will expire at the 2018 Annual Meeting of Shareholders; and Class III, whose term will expire at the 2019 Annual Meeting of Shareholders. The current Class I Directors are Daniel Meyer, Jonathan D. Sokoloff and Sharon Tindell; the current Class II Directors are J. Kristofer Galashan, Melissa Reiff, Rajendra ("Raj") Sisodia and Caryl Stern; and the current Class III Directors are William A. ("Kip") Tindell, III, Timothy J. Flynn, Robert E. Jordan and Walter Robb. Daniel Meyer has not been nominated for re-election as a Class I director at the Annual Meeting following the end of his current term. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because Leonard Green & Partners ("LGP") controls a majority of the voting power of our Common Stock, we expect that LGP will control the election of our Directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class I Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative "FOR" votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.

2017 Proxy Statement	The Container Store Group, Inc.	7

PROPOSAL 1—ELECTION OF DIRECTORS

NOMINEES FOR CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with The Container Store

Jonathan D. Sokoloff	60	2007	Director
Sharon Tindell	61	2007	President, Chief Merchandising Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

JONATHAN D. SOKOLOFF	Age 60

Jonathan D. Sokoloff has served on our Board of Directors since August 2007. Mr. Sokoloff is currently a Managing Partner with LGP, a private equity firm and our majority shareholder, and joined in 1990. Before joining LGP, he was a Managing Director in Investment Banking at Drexel Burnham Lambert. Mr. Sokoloff also serves on the board of the parent holding companies of Advantage Sales & Marketing, BJ's Wholesale Club, Shake Shack, Advantage Solutions, and Jetro Cash & Carry and serves of the board of Union Square Hospitality Group, LLC, J.Crew Group, Inc., Jo Ann Stores, Inc., The Pure Group, and Top Shop/Top Man Limited. Mr. Sokoloff previously served on the board of directors of Whole Foods Market, Inc. He co-chairs the Endowment Committee for Private Equity at his alma mater, Williams College. Mr. Sokoloff was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

SHARON TINDELL	Age 61

Sharon Tindell has served as our President and Chief Merchandising Officer since July 2016. Prior to that, Ms. Tindell served as Chief Merchandising Officer since August 2006 and has served on our Board of Directors since August 2007 (and on the board of directors of The Container Store, Inc. since April 1988). In 1980, she joined us full time, working on the sales floor, managing inventory and participating in other tasks that put her in direct touch with the store's innovative product mix and customers' storage and organization challenges. In 1981, Ms. Tindell became our first buyer. Ms. Tindell drives our philosophy of developing multi-functional uses for the store's products and is credited with maintaining The Container Store's devotion to its original concept of providing only storage and organization products. Ms. Tindell served as Executive Vice President of Merchandising beginning in 1992 and attained the title of Chief Merchandising Officer in August 2006. She is instrumental in creating the brand presence reflected in our store and leads all product decisions, product presentation, signage, store interior and exterior, and merchandising development. In addition, she is the force behind our merchandise supply chain, ultimately responsible for managing inventory levels, inventory turn and margin. In 2006, Ms. Tindell was inducted into the Retailing Hall of Fame, the first woman selected for this honor. Ms. Tindell also serves on the board of directors of the Perot Museum of Nature and Science. Ms. Tindell was selected to our Board of Directors because she possesses particular knowledge and experience in retail and merchandising as well as our business and our customer. Sharon Tindell is married to William A. ("Kip") Tindell, III, our Chairman of the Board of Directors.

2017 Proxy Statement	The Container Store Group, Inc.	8

PROPOSAL 1—ELECTION OF DIRECTORS

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2018 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with The Container Store

J. Kristofer Galashan	39	2007	Director
Melissa Reiff	62	2007	Chief Executive Officer and Director
Rajendra ("Raj") Sisodia	59	2013	Director
Caryl Stern	59	2014	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

J. KRISTOFER GALASHAN	Age 39

J. Kristofer Galashan has served on our Board of Directors since August 2007. Mr. Galashan is currently a Partner with LGP, a private equity firm and our majority shareholder, and joined the firm in 2002. Prior to joining LGP he had been in the Investment Banking Division of Credit Suisse First Boston (CSFB) in Los Angeles which he joined in 2000 following CSFB's acquisition of Donaldson, Lufkin & Jenrette (DLJ). Mr Galashan had been with DLJ since 1999. Mr. Galashan also serves on the board of the parent holding companies of BJ's Wholesale Club and Tourneau and serves on the board of Union Square Hospitality Group, LLC. Mr. Galashan was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

MELISSA REIFF	Age 62

Melissa Reiff has served as our Chief Executive Officer since July 2016, succeeding William A. ("Kip") Tindell, III. Previously, Ms. Reiff served as our President and Chief Operating Officer since March 2013, President since 2006 and has served on our board of directors since August 2007 (and on the board of directors of The Container Store, Inc. since February 2006). Ms. Reiff joined The Container Store in 1995 as Vice President of Sales and Marketing, and in 2003, she assumed the role of Executive Vice President of Stores and Marketing. She created and formalized our Sales and Marketing department and was responsible for sales management, training, advertising, marketing, public relations and new store launches, as well as further integrating the marketing and store functions. She is a member of the Dallas chapter of the International Women's Foundation and C200, an organization of leading women in business dedicated to fostering growth and increasing opportunities for women entrepreneurs and corporate leaders worldwide. Ms. Reiff has served on the board of directors of Etsy since April 2015, where she is also a member of the Compensation Committee. She also serves on Southern Methodist University's Cox School of Business Executive Board and is a sustaining member of the Junior League of Dallas. Ms. Reiff was honored with the 2012-2013 SMU Cox School of Business Distinguished Alumna award. Ms. Reiff was selected to our Board of Directors because she possesses particular knowledge and experience in retail, marketing, merchandising, operations, communication and leadership.

RAJENDRA ("RAJ") SISODIA	Age 59

Rajendra ("Raj") Sisodia was appointed to the Board of Directors in September 2013. Mr. Sisodia has been the FW Olin Distinguished Professor of Global Business at Babson College since September 2013. Previously, Mr. Sisodia taught marketing at Bentley University from September 1998 to August 2013. He has also taught marketing at George Mason University and Boston University. He has authored and co-authored seven books, including Firms of

2017 Proxy Statement	The Container Store Group, Inc.	9

PROPOSAL 1—ELECTION OF DIRECTORS

Endearment and Conscious Capitalism. Mr. Sisodia is Co-Chairman and Trustee of Conscious Capitalism, Inc., a non-profit whose focus is fostering businesses that function in a different way than the norm by valuing the deeper purpose of the organization and creating value for all stakeholders, and serves on the board of directors and nomination and remuneration committee of the board of directors of Mastek Ltd. Mr. Sisodia was selected to our Board of Directors because of the teaching, researching and consulting he has done with businesses during his career as well as the role he has played in developing and refining the principles of Conscious Capitalism.

CARYL STERN	Age 59

Caryl Stern was appointed to the Board of Directors on October 27, 2014. Ms. Stern has served as President and CEO of the U.S. Fund for UNICEF, a child welfare organization, since 2007. Ms. Stern has three decades of non-profit and education experience including serving as the Chief Operating Officer and Senior Associate National Director of the Anti-Defamation League; the founding Director of ADL's A WORLD OF DIFFERENCE Institute; and the Dean of Students at Polytechnic University. She has served on numerous non-profit Boards including the United Nations International School, Mercy College, and the Martin Luther King Memorial Foundation. Currently, she serves on the Boards of the WE ARE FAMILY Foundation, the Center for Disaster Philanthropy, the SEEDS Academy, and the Advisory Board to the WNBA. Stern is the author of I BELIEVE IN ZERO: Learning from the World's Children. Ms. Stern was selected to our Board because of her global business perspective and her organizational leadership, operational and financial expertise.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with The Container Store

William A. ("Kip") Tindell, III	64	2007	Chairman of the Board of Directors
Timothy J. Flynn	44	2007	Director
Robert E. Jordan	56	2013	Director
Walter Robb	63	2013	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

WILLIAM A. ("KIP") TINDELL, III	Age 64

William A. ("Kip") Tindell, III has served as Chairman of our Board of Directors since August 2007 (and on the Board of Directors of The Container Store, Inc. since July 1978). Mr. Tindell served as our Chief Executive Officer from 2006 to 2016. Prior to that, he served as President and Chief Operating Officer of The Container Store through 2005. Mr. Tindell was presented Ernst & Young's Entrepreneur of the Year award in 1991 and is a recipient of the National Retail Federation's 1998 Innovator of the Year Award. In 2006 he was inducted into the Retailing Hall of Fame and is a 2009 Junior Achievement of Dallas Business Hall of Fame inductee. In 2011 Mr. Tindell received the National Retail Federation's Gold Medal Award, which is generally regarded as the industry's top accolade, given to individuals who have served the industry with distinction and achieved a national reputation for excellence to the retail craft. He is a member of the Dallas Arboretum CEO Advisory Council and serves on the board of directors of Baylor Healthcare Systems Foundation. Mr. Tindell previously served on the board of directors of Whole Foods Market, Inc. Mr. Tindell also serves on the executive board of the National Retail Federation as its chairman, and served on the board of directors of the National Retail Federation Foundation from 2010 to 2013. He serves on the board of Conscious Capitalism Institute and Conscious Capitalism, Inc., a community of like-minded business, thought and academic

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PROPOSAL 1—ELECTION OF DIRECTORS

leaders working to elevate humanity through a conscious approach to business. Mr. Tindell is an active member of the Dallas Salesmanship Club, a nonprofit organization dedicated to transforming children's futures by serving at risk families in the Greater Dallas area. Mr. Tindell was selected to our Board of Directors because of the perspective, experience and operational expertise in our business that he developed while he was our Chief Executive Officer. Mr. Tindell is married to Sharon Tindell, our President and Chief Merchandising Officer.

TIMOTHY J. FLYNN	Age 44

Timothy J. Flynn has served on our Board of Directors since August 2007. Mr. Flynn is currently a Partner with LGP, a private equity firm and our majority shareholder, and joined the firm in 2003. Prior to joining LGP, he had been a Director in the Investment Banking Department of Credit Suisse First Boston (CSFB) in Los Angeles, which he joined in 2000 following CSFB's acquisition of Donaldson, Lufkin & Jenrette (DLJ). Mr. Flynn had been with DLJ since 1996 and had previously worked in the Mergers and Acquisitions group at Paine Webber Inc. in New York. Mr. Flynn also serves on the board of Advantage Solutions, CCC Information Services, United States Infrastructure Corp., and Tank Holdings Corp. Mr. Flynn was selected to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and capital structure, strategic planning and leadership of complex organizations, retail businesses and board practices of other major corporations.

ROBERT E. JORDAN	Age 56

Robert E. Jordan was appointed as a director to the Board of Directors in October 2013. Mr. Jordan is the Executive Vice President of Corporate Services of Southwest Airlines, a commercial airline company. Mr. Jordan joined Southwest Airlines in 1988 and has served in a number of roles including Executive Vice President & Chief Commercial Officer and President of AirTran Airways, Executive Vice President Strategy & Planning, Executive Vice President Strategy & Technology, Senior Vice President Enterprise Spend Management, Vice President Technology, Vice President Purchasing, Controller, Director Revenue Accounting, and Manager Sales Accounting. Mr. Jordan has led a number of significant initiatives including the acquisition of AirTran Airways, the development of the new e-commerce platform and the all new loyalty program. Mr. Jordan was selected to our Board because he brings financial experience and possesses particular knowledge and experience in strategic planning and leadership of complex organizations.

WALTER ROBB	Age 63

Walter Robb was appointed as a director to the Board of Directors in September 2013. Mr. Robb joined Whole Foods Market, a national grocer specializing in natural and organic products, in 1991 operating the Mill Valley, CA store until he became President of the Northern Pacific Region in 1993 where he grew the region from two to 17 stores. He became Executive Vice President of Operations in 2000, Chief Operating Officer in 2001 and Co-President in 2004. He served as Co-CEO of Whole Foods Market from 2010 to 2016. Additionally, Mr. Robb has served on the board of directors of Whole Foods Market since 2010. Mr. Robb also currently serves as Chairman of the Board of Directors of Whole Kids Foundation and Whole Cities Foundation, and also serves on the Board of Directors of Union Square Hospitality Group, LLC. Mr. Robb was selected to our Board because he brings financial and risk assessment experience as well as his retail, entrepreneurial and management experience.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

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PROPOSAL 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018. Our Board has directed that this appointment be submitted to our shareholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our shareholders and believe that shareholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended April 1, 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions from shareholders.

In the event that the appointment of Ernst & Young LLP is not ratified by the shareholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending March 30, 2019. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of The Container Store.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm.

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PROPOSAL 3 Approval of Amended and Restated 2013 Incentive Award Plan

In connection with our initial public offering, we adopted the Container Store Group, Inc. 2013 Incentive Award Plan (the "Existing Plan"). On June 2, 2017, our Board approved an amendment and restatement of the Existing Plan (the "Amended and Restated Plan"). We are seeking shareholder approval to approve the Amended and Restated Plan to (i) increase the number of shares available under the Amended and Restated Plan from 3,616,570 shares to 11,116,570 shares; (ii) allow awards under the Amended and Restated Plan to continue to qualify as tax-deductible performance-based compensation under Section 162(m) of the Code; and (iii) make minor technical changes. The full text of the Amended and Restated Plan is attached hereto as Appendix A.

The approval of the Amended and Restated Plan will not affect outstanding awards granted under the Existing Plan. The shares subject to outstanding awards under the Existing Plan, which, as of the Record Date, consisted of 2,965,553 shares of our Common Stock, will count towards the maximum 11,116,570 shares of our Common Stock that will be available under the Amended and Restated Plan.

Long-term equity incentive compensation has been and is expected to continue to be a necessary and key component of our overall compensation program. Our Board believes that our ability to grant equity-based incentive compensation under the Amended and Restated Plan will enable us to meet several important objectives, including, for example, fostering an ownership mentality that aligns the interests of our management and other key personnel with those of our shareholders, and enabling us to recruit, attract, motivate, reward and retain qualified individuals whose skills, experience and efforts contribute to the success of our business and the enhancement of shareholder value. If this proposal is not approved, (i) the Amended and Restated Plan will not become effective, (ii) no awards shall be granted thereunder, and (iii) the Existing Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date the Amended and Restated Plan was approved by our Board, in which case we will run out of shares and lose our main vehicle for providing equity-based incentive opportunities to our employees. Our Board believes this would present serious challenges to our ability to attract and retain management and other key personnel and, if not addressed in other ways, would be detrimental to our business and the interests of our shareholders.

Shareholder approval of the Amended and Restated Plan will also constitute approval of the material terms of the performance goals under which compensation intended to constitute performance-based compensation, for purposes of Section 162(m) of the Code, may be paid.

Section 162(m) of the Code places a limit of $1 million on the amount we may deduct in any one year for compensation paid to our CEO and our other two most highly-paid executive officers. There is, however, an exception to this limit for certain performance-based compensation. Awards made pursuant to the Amended and Restated Plan may constitute such performance-based compensation. However, in order to qualify for this exception, shareholders must approve, at least every five years, the material terms of the performance goals of the Amended and Restated Plan under which such performance-based compensation will be paid.

The material terms being submitted for approval for purposes of Section 162(m) include: (i) the employees eligible to receive awards under the Amended and Restated Plan, (ii) a description of the business criteria on which the performance goals may be based, and (iii) the maximum amount of compensation that could be paid to any employee if the performance goals are attained. This information is provided in the summary of the Amended and Restated Plan below.

SUMMARY OF THE AMENDED AND RESTATED PLAN

The complete text of the Amended and Restated Plan is set forth on Appendix A attached hereto. The following is a general summary of the Amended and Restated Plan, which is qualified in its entirety by reference to Appendix A.

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PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

Share reserve

Under the Amended and Restated Plan, 11,116,570 shares of our Common Stock will be reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options, stock appreciation rights, or SARs (as defined below), restricted stock awards, restricted stock unit awards, deferred stock awards, deferred stock unit awards, dividend equivalent awards, stock payment awards and performance awards and other stock-based awards. The maximum number of shares of our Common Stock that may be subject to one or more awards granted to any one participant during any calendar year will be 1,000,000 and the maximum aggregate amount that may be paid in cash to any one person in any calendar year with respect to one or more awards payable in cash will be $5,000,000. Further, the maximum aggregate grant date fair value of awards granted to a non-employee director during any calendar year shall be $500,000.

The following counting provisions will be in effect for the share reserve under the Amended and Restated Plan:

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  to the extent that an award terminates, expires or lapses for any reason, are converted to shares of another person in connection with a spin-off or similar event, or an award is settled in cash without the delivery of shares, any shares subject to the award at such time will be available for future grants under the Amended and Restated Plan;

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  to the extent shares are tendered or withheld to satisfy the grant, exercise price or tax withholding obligation with respect to any award under the Amended and Restated Plan, such tendered or withheld shares will not be available for future grants under the Amended and Restated Plan;

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  to the extent shares subject to a SAR are not issued in connection with the stock settlement of the SAR on exercise thereof, such shares will not be available for future grants under the Amended and Restated Plan;

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  to the extent that shares of our Common Stock awarded under the Amended and Restated Plan are purchased on the open market with the cash proceeds from the exercise of options, such shares will not be available for future grants under the Amended and Restated Plan;

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  the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the Amended and Restated Plan; and

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  to the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries will not be counted against the shares available for issuance under the Amended and Restated Plan.

Administration

The Culture and Compensation Committee (or another committee or a subcommittee of our Board) will administer the Amended and Restated Plan (the committee administering the Amended and Restated Plan, the "Plan Committee"). Except as otherwise determined by our Board, Plan Committee will consist of at least two members of our Board, each of whom will be intended to qualify as an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and, to the extent required by applicable law, an "independent director" under the rules of the New York Stock Exchange or other principal securities market on which shares of our Common Stock are traded. The Amended and Restated Plan will provide that the Plan Committee may from time to time delegate its authority to grant awards to a committee consisting of one or more members of our Board or one or more of our officers, provided that no officer shall be delegated such authority to grant awards to individuals who are subject to Section 16 of the Exchange Act, covered employees within the meaning of Section 162(m) of the Code, or officers or directors who have been delegated the authority to grant or amend awards under the Amended and Restated Plan.

Subject to the terms and conditions of the Amended and Restated Plan, the administrator will have the authority to select the persons to whom awards are to be made, to determine the type of awards to be granted and the number of shares to be subject to awards and the terms and conditions of awards, to determine when awards can be settled in cash, shares or other awards or whether to cancel, forfeit or surrender awards, to prescribe the form of award

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PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

agreement, to accelerate vesting or lapse restrictions and to make all other determinations and to take all other actions necessary or advisable for the administration of the Amended and Restated Plan. The administrator will also be authorized to adopt, amend or rescind rules relating to administration of the Amended and Restated Plan. Our full Board will administer the Amended and Restated Plan with respect to awards to non-employee directors.

Eligibility

The Amended and Restated Plan will provide that options, SARs, restricted stock and all other stock-based and cash-based awards may be granted to individuals who will then be our officers, employees or consultants or the officers, employees or consultants of certain of our affiliates. The Amended and Restated Plan will further provide that such awards may also be granted to our directors, but that only employees of our company or certain of our subsidiaries may be granted incentive stock options ("ISOs"). Approximately 5,100 individuals (consisting of four executive officers, ten non-employee directors, approximately 5,085 other employees and, currently, one consultant or advisor) will be eligible to participate in the Amended and Restated Plan.

Awards

The Amended and Restated Plan will provide that the administrator may grant or issue stock options, SARs, restricted stock, restricted stock units, deferred stock, deferred stock units, dividend equivalents, performance awards, stock payments and other stock-based and cash-based awards, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

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  Nonqualified stock options ("NQSOs"), will provide for the right to purchase shares of our Common Stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant's continued employment or service with us and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. The Amended and Restated Plan will provide that NQSOs may be granted for any term specified by the administrator that does not exceed ten years.

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  ISOs will be designed in a manner intended to comply with the provisions of Section 422 of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs will have an exercise price of not less than the fair market value of a share of Common Stock on the date of grant, will only be granted to employees, and will not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the Amended and Restated Plan will provide that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and that the ISO must not be exercisable after a period of five years measured from the date of grant.

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  Restricted stock will be granted to any eligible individual selected by the administrator and will be made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, will be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. The Amended and Restated Plan will provide that restricted stock generally may not be sold or otherwise transferred until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse to the extent such dividends have a record date that is on or after the date on which a recipient to whom such shares are granted becomes the record holder of such restricted stock; however, in the sole discretion of the Administrator, any extraordinary dividends will not be released until restrictions are removed or expire. Except in connection with a spin-off or other similar event or as otherwise permitted under the Amended and Restated Plan, recipients of restricted stock subject to vesting will only be paid dividends with respect to such restricted stock to the extent that the vesting conditions are subsequently satisfied and the restricted stock vests.

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PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

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  Restricted stock units will be awarded to any eligible individual selected by the administrator, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. The Amended and Restated Plan will provide that, like restricted stock, restricted stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

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  Deferred stock awards will represent the right to receive shares of our Common Stock on a future date. The Amended and Restated Plan will provide that deferred stock may not be sold or otherwise hypothecated or transferred until issued. Deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when the vesting conditions are satisfied and the shares are issued. Deferred stock awards generally will be forfeited, and the underlying shares of deferred stock will not be issued, if the applicable vesting conditions and other restrictions are not met.

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  Deferred stock units will be awarded to any eligible individual selected by the administrator, typically without payment of consideration, but may be subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. Each deferred stock unit will entitle the holder thereof to receive one share of Common Stock on the date the deferred stock unit becomes vested or upon a specified settlement date thereafter. The Amended and Restated Plan will provide that, like deferred stock, deferred stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike deferred stock, deferred stock units may provide that shares of stock underlying the deferred stock units will not be issued until a specified date or event following the vesting date. Recipients of deferred stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied and the shares underlying the award have been issued to the holder.

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  Stock appreciation rights ("SARs") will be granted in the administrator's discretion in connection with stock options or other awards, or separately. SARs typically will provide for payments to the holder based upon increases in the price of our Common Stock over a set exercise price. The exercise price of any SAR granted under the Amended and Restated Plan will be at least 100% of the fair market value of a share of our Common Stock on the date of grant. SARs under the Amended and Restated Plan will be settled in cash or shares of our Common Stock, or in a combination of both, at the election of the administrator. The Amended and Restated Plan provides that SARs may be granted for any term specified by the administrator that does not exceed ten years.

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  Dividend equivalents will represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the award. The Amended and Restated Plan will provide that dividend equivalents may be settled in cash or shares and at such times as determined by the administrator; provided that, except in connection with a spin-off or other similar event or as otherwise permitted by the Amended and Restated Plan, dividend equivalents with respect to an award subject to vesting that are based on dividend paid prior to the vesting of such award shall be paid out only to the extent that vesting conditions are subsequently satisfied and the award vests.

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  Performance awards will be granted by the administrator in its discretion on an individual or group basis. Generally, these awards will be based upon specific performance targets and will be paid in cash or in Common Stock or in a combination of both. The Amended and Restated Plan will provide that performance awards may include "phantom" stock awards that provide for payments based upon the value of our Common Stock and that performance awards may also include bonuses that may be granted by the administrator on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of both.

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  Stock payments will be authorized by the administrator in its discretion in the form of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation or other arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee, consultant or non-employee director.

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PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

Performance criteria

The Plan Committee may determine that performance criteria will apply to awards granted under the Amended and Restated Plan. To the extent that awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the performance goals may include and are limited to any one or more of the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation; (D) amortization (provided that any such adjustments shall be consistent with the adjustments used in determining Consolidated EBITDA (as defined in the Credit Agreement, entered into as of April 6, 2012, among the Company, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., and the other parties thereto, as amended from time to time)); and (E) non-cash equity-based compensation expense; (ii) gross or net sales or revenue; (iii) revenue growth or product revenue growth; (iv) net income (either before or after taxes); (v) adjusted net income; (vi) operating income (either before or after taxes); (vii) operating earnings or profit; (viii) pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); (ix) cash flow (including, but not limited to, operating cash flow and free cash flow); (x) return on assets or net assets; (xi) return on capital; (xii) return on stockholders' equity; (xiii) total stockholder return; (xiv) return on sales; (xv) gross or net profit or operating margin; (xvi) costs or reduction in costs; (xvii) funds from operations; (xviii) expenses; (xix) working capital; (xx) earnings or loss per share; (xxi) adjusted earnings per share; (xxii) price per share of the Common Stock; (xxiii) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities; (xiv) economic value-added models or equivalent metrics; (xxv) comparisons with various stock market indices; (xxvi) regulatory achievements and compliance; (xxvii) implementation or completion of critical projects; (xxviii) market share; (xxix) customer satisfaction; (xxx) customer growth; (xxxi) employee satisfaction; (xxxii) recruiting and maintaining personnel; (xxxiii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company's products (including with group purchasing organizations, distributors and other vendors)); (xxxiv) supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company's products); (xxxv) co-development, co-marketing, profit sharing, joint venture or other similar arrangements); (xxxvi) financial ratios, including those measuring liquidity, activity, profitability or leverage; (xxxvii) cost of capital or assets under management; (xxxviii) financing and other capital raising transactions (including sales of the Company's equity or debt securities; factoring transactions; sales or licenses of the Company's assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); (xxxix) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and (xl) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease in the results of a peer group or market performance indicators or indices.

The administrator may provide that one or more objectively determinable adjustments shall be made to one or more of the performance goals, which may include, but are not limited to, one or more of the following: (i) items related to a change in applicable accounting standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or infrequent corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to foreign exchange or currency transactions and/or fluctuations; or (xxi) items relating to any other unusual or nonrecurring events or changes in applicable law, applicable accounting standards or business conditions. For all awards intended to qualify as

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PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

performance-based compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

Change in control

In the event of a change in control, each outstanding award (other than awards subject to performance-based vesting) under the Amended and Restated Plan shall continue in effect or be assumed (as such concept is defined in the Amended and Restated Plan) or an equivalent award substituted by a successor corporation or a parent or subsidiary of a successor corporation and each outstanding award subject to performance-based vesting shall be subject to the terms of the applicable award agreement or the administrator's discretion. In the event that the acquirer does not assume or replace granted awards (other than awards subject to performance-based vesting) prior to the consummation of such transaction, causing such awards to terminate under the Amended and Restated Plan upon consummation of the transaction, the administrator may cause any or all of such awards issued under the Amended and Restated Plan to be subject to accelerated vesting such that 100% of such awards will become vested and exercisable (for a period of 15 days from the date the administrator notifies the recipient that the award is fully exercisable) upon the consummation of such change in control and all forfeiture restrictions on any or all of such awards shall lapse. In addition, in the event such awards are assumed or substituted with equivalent awards but the individual's service is subsequently terminated by the successor without cause within a 12 month period following the change in control event, such continued, assumed or substituted awards will become fully vested on an accelerated basis. The Amended and Restated Plan will also provide that the administrator may make appropriate adjustments to awards under the Amended and Restated Plan and will be authorized to provide for the acceleration, cash-out, termination, assumption, substitution or conversion of such awards in the event of a change in control or certain other unusual or nonrecurring events or transactions. Under the Amended and Restated Plan, we anticipate that a change in control will generally be defined as:

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  An event or series of events (other than a public offering) by which a person or group (other than us, any of our subsidiaries, any employee benefit plans of us or our subsidiaries or any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, LGP, William A. "Kip" Tindell, III or Sharon Tindell or any of their respective affiliates and any other person that, prior to such event or series of events, is the "beneficial owner" of more than 50% of the combined voting power of our outstanding voting securities) becomes the "beneficial owner" of more than 50% of the combined voting power of our outstanding voting securities;

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  during any period of two consecutive years, individuals who, at the beginning of such period, constitute our board of directors, together with any new directors (other than directors designated by a person who shall have entered into an agreement with the Company to effect a transaction otherwise described in this definition (other than liquidation or dissolution)) whose election by our board of directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of our board of directors;

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  our merger, consolidation, reorganization or other business combination with any other entity, other than a merger, consolidation, reorganization or business combination which would result in our outstanding voting securities immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), or LGP, William A. "Kip" Tindell, III or Sharon Tindell or any of their respective affiliates "beneficially owning," more than 50% of the combined voting power of our outstanding voting securities or the outstanding voting securities of such surviving entity immediately after such merger, consolidation, reorganization or business combination;

  •
  the sale, exchange, or transfer of all or substantially all of the assets of us and our subsidiaries, other than a sale to an entity, more than 50% of the combined voting power of the voting securities of which are owned by (i) our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (ii) LGP, William A. "Kip" Tindell, III or Sharon Tindell or any of their respective affiliates; or

  •
  stockholder approval of our liquidation or dissolution.

2017 Proxy Statement	The Container Store Group, Inc.	18

PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

Adjustments of awards

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of our assets to stockholders (other than normal cash dividends) or any other corporate event affecting the number of outstanding shares of our Common Stock or the share price of our Common Stock other than an equity restructuring that would require adjustments to the Amended and Restated Plan or any awards under the Amended and Restated Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the Amended and Restated Plan will provide that the administrator may make equitable adjustments, if any, to reflect such change with respect to:

  •
  the aggregate number and kind of shares subject to the Amended and Restated Plan, including adjustments to limits on the maximum number of shares that may be issued;

  •
  the maximum aggregate number of shares that may be granted and the maximum aggregate amount of cash that may be paid to any one person during any calendar year;

  •
  the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards);

  •
  the number and kind of shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing non-employee directors under any Non-Employee Director Compensation Policy adopted pursuant to the Amended and Restated Plan; and

  •
  the grant or exercise price per share of any outstanding awards under the Amended and Restated Plan.

Amendment and termination

The Amended and Restated Plan will provide that our Board or Plan Committee, as applicable, may terminate, amend or modify the Amended and Restated Plan at any time and from time to time. However, the Amended and Restated Plan will generally require us to obtain stockholder approval:

  •
  to increase the limits imposed on the maximum number of shares available under the Amended and Restated Plan (other than in connection with certain corporate events, as described above);

  •
  to reduce the price per share of any outstanding option or SAR granted under the Amended and Restated Plan; or

  •
  to cancel any option or SAR in exchange for cash or another award when the option or SAR price per share exceeds the fair market value of a share of our Common Stock.

Expiration date

The Amended and Restated Plan will expire on, and no option or other award will be granted pursuant to the Amended and Restated Plan after, the tenth anniversary of the effective date of the Amended and Restated Plan. Any award that will be outstanding on the expiration date of the Amended and Restated Plan will remain in force according to the terms of the Amended and Restated Plan and the applicable award agreement.

Securities laws and U.S. federal income taxes

The following summary of tax consequences to The Container Store and to the Amended and Restated Plan participants is intended to be used solely by shareholders in considering how to vote on this proposal and not as tax guidance to participants in the Amended and Restated Plan. It relates only to federal income tax and does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. Different tax rules may apply to specific participants and transactions under the Amended and Restated Plan, particularly in jurisdictions outside the United States. In addition, this summary is as of the date of this proxy statement; federal income tax laws and regulations are frequently revised and may be changed again at any time. Therefore, each

2017 Proxy Statement	The Container Store Group, Inc.	19

PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

recipient is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the Amended and Restated Plan.

Securities laws.    The Amended and Restated Plan will be designed to conform to all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including without limitation, Rule 16b-3. The Amended and Restated Plan will be administered, and options and other equity awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

Stock Options and SARs.    The grant of an option or SAR will create no tax consequences for the participant or the Company. A participant will have no taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Upon exercise of an option other than an incentive stock option, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. When disposing of shares acquired by exercise of an incentive stock option before the end of the applicable incentive stock option holding periods, the participant generally must recognize ordinary income equal to the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price and (2) the amount realized upon the disposition of the shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss.

Other Awards.    Other awards under the Amended and Restated Plan generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares or other awards.

Section 409A of the Code.    The Amended and Restated Plan and awards granted thereunder will generally be designed to comply with or be exempt from the requirements of Section 409A of the Code and, to the extent that awards under the Amended and Restated Plan will be considered "nonqualified deferred compensation" for purposes of Section 409A of the Code and will be subject to the additional requirements regarding the payment of deferred compensation imposed by Section 409A of the Code, such awards will generally be intended to comply with Section 409A of the Code.

Section 162(m) of the Code.    The Amended and Restated Plan will be designed to provide for awards that are exempt from the requirements of Section 162(m) of the Code, which generally provides that income tax deductions of publicly held corporations may be limited to the extent total compensation (including, but not limited to, base salary, annual bonus and income attributable to stock option exercises and other non-qualified benefits) for certain executive officers exceeds $1,000,000 (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any taxable year of the corporation, but provides that the deduction limit will not apply to certain "performance-based compensation" established by an independent compensation committee that is adequately disclosed to and approved by stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date. Specifically, the option exercise price must be equal to or greater than the fair market value of the stock subject to the award on the grant date.

Section 280G of the Code.    Our ability to obtain a deduction for payments under the Amended and Restated Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevents the deductibility of certain excess parachute payments made in connection with a change in control of a company.

We intend to file a registration statement on Form S-8 under the Securities Act to register the increase in the number of shares of our Common Stock that may be issued under our Amended and Restated Plan. That registration statement will become effective upon filing, and the shares of our Common Stock covered by such registration statement will be eligible for sale in the public market immediately after the effective date of such registration statement, subject to Rule 144 volume limitations applicable to affiliates and vesting restrictions.

2017 Proxy Statement	The Container Store Group, Inc.	20

PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

Plan benefits

New Plan Benefits.    Except as described below with respect to awards to non-employee directors and Mr. Tindell, awards under the Amended and Restated Plan are subject to the discretion of our Board and the Culture and Compensation Committee, and no determination has been made as to the type or amount of awards that will be granted in the future to specific individuals. Therefore, it is not possible to determine the future benefits that will be received by awardees, or the benefits that would have been received or allocated to any persons under the Amended and Restated Plan in fiscal year 2016 had it been in effect at that time. Our non-employee directors have, however, historically received annual equity grants under our director compensation program, which provides for an annual grant of options on the Annual Meeting of each year with a Black Scholes value of approximately $100,000 on the grant date. Mr. Tindell is also entitled to grants of options under the director compensation program in the same amount and subject to the same terms as those granted to the other directors. The expected grants in fiscal year 2017 under this compensation program will be made under the Existing Plan, prior to its amendment and restatement, and are included in the table below. The 2016 Summary Compensation Table and the Director Compensation Table in this proxy statement provide information regarding awards granted to our named executive officers and non-employee directors during fiscal year 2016.

Name and principal position	Dollar value of shares underlying options granted ($)

Melissa Reiff	—
Chief Executive Officer
Sharon Tindell	—
President and Chief Merchandising Officer
Jodi Taylor	—
Chief Financial Officer, Chief Administrative Officer and Secretary
William A. ("Kip") Tindell, III	100,000
Chairman of the Board and Former Chief Executive Officer
All current executive officers as a group	100,000
All current non-employee directors as a group	800,000
All employees except current executive officers as a group	—

Further, the following table sets forth, as of the Record Date, the number of options ever received or to be received under the Existing Plan by each of our named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, each associate of any such director or executive officer, each

2017 Proxy Statement	The Container Store Group, Inc.	21

PROPOSAL 3—APPROVAL OF AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

person who received or will receive 5% of the option awards made or to be made and all employees, including our current officers who are not executive officers, as a group.

Name and principal position	Number of options received or to be received[1]

Melissa Reiff	522,934
Chief Executive Officer
Sharon Tindell	104,553
President and Chief Merchandising Officer
Jodi Taylor	262,878
Chief Financial Officer, Chief Administrative Officer and Secretary
William A. ("Kip") Tindell, III	115,675
Chairman of the Board and Former Chief Executive Officer
All current executive officers, as a group	1,006,040
All current non-employee directors, as a group	569,796
Associates of any director or executive officer	—
Any person (other than those named above) who has received or will receive 5% of the options awards made or to be made	—
All employees, including all current officers who are not executive officers, as a group	1,182,119

1
The amounts in this column do not reflect the expected grant of options with a Black Scholes value of approximately $100,000 to be made under the Existing Plan at the 2017 Annual Meeting to each of our non-employee directors and Mr. Tindell.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Approval of the Amended and Restated 2013 Incentive Award Plan.

2017 Proxy Statement	The Container Store Group, Inc.	22

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed The Container Store's audited financial statements for the fiscal year ended April 1, 2017 and has discussed these financial statements with management and The Container Store's independent registered public accounting firm. The Audit Committee has also received from, and discussed with, The Container Store's independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board ("PCAOB").

The Container Store's independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and The Container Store, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from The Container Store. Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in The Container Store's Annual Report on Form 10-K for the fiscal year ended April 1, 2017.

Robert E. Jordan

Rajendra ("Raj") Sisodia

Caryl Stern

2017 Proxy Statement	The Container Store Group, Inc.	23

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	Fiscal 2016	Fiscal 2015

Audit Fees	$1,492,595	$1,354,158
Audit-Related Fees	49,000	—
Tax Fees	51,737	90,841
All Other Fees	2,160	2,160
Total Fees	$1,595,492	$1,447,159

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

AUDIT-RELATED FEES

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under "Audit Fees."

TAX FEES

Tax fees comprise fees for a variety of permissible services relating to international tax compliance, tax planning, and tax advice.

ALL OTHER FEES

All other fees were paid for an online technical research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee's charter provides that the Audit Committee, or the chair of the committee, must pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

2017 Proxy Statement	The Container Store Group, Inc.	24

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position

William A. ("Kip") Tindell,III[1]	64	Chairman of the Board of Directors
Melissa Reiff[2]	62	Chief Executive Officer and Director
Sharon Tindell[3]	61	President, Chief Merchandising Officer and Director
Jodi Taylor[4]	54	Chief Financial Officer, Chief Administrative Officer and Secretary

1
See biography on page 9 of this proxy statement.

2
See biography on page 8 of this proxy statement.

3
See biography on page 7 of this proxy statement.

4
Jodi Taylor has served as our Chief Financial Officer and Chief Administrative Officer since July 2016, Chief Financial Officer since December 2007, and as our Secretary since October 2013. Ms. Taylor is responsible for the business areas of Finance, Accounting, Real Estate, Investor Relations, Payroll, Benefits, Legal, Loss Prevention and Procurement. Prior to joining us, Ms. Taylor served as Chief Financial Officer and Secretary from 1998 to 2007 at Harold's, a publicly traded apparel retailer which filed for bankruptcy in 2008. From 1986 to 1998, Ms. Taylor was an executive with Baby Superstore, Inc. or successor companies, which after an IPO in 1994, was ultimately acquired by Toys "R" Us, Inc. in 1996. Ms. Taylor was formerly an auditor with Deloitte, Haskins, & Sells (now Deloitte & Touche).

2017 Proxy Statement	The Container Store Group, Inc.	25

Corporate Governance

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Culture and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of The Container Store. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the "Corporate Governance" section of the "Investor Relations" page of our website located at www.containerstore.com, or by writing to our Secretary at our offices at 500 Freeport Parkway, Coppell, Texas 75019.

BOARD COMPOSITION

Our Board of Directors currently consists of eleven (11) members: Timothy J. Flynn, J. Kristofer Galashan, Robert E. Jordan, Daniel Meyer, Melissa Reiff, Walter Robb, Rajendra ("Raj") Sisodia, Jonathan D. Sokoloff, Caryl Stern, Sharon Tindell and William A. ("Kip") Tindell, III. As indicated in our Amended and Restated Certificate of Incorporation, our Board of Directors consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors.

Our Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of shareholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director's death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because LGP controls a majority of the voting power of our Common Stock, we expect that LGP will control the election of our Directors.

CONTROLLED COMPANY EXEMPTIONS

Certain affiliates of LGP control a majority of the voting power of our outstanding Common Stock. As a result, we are a "controlled company" under the rules of the New York Stock Exchange ("NYSE"). As a controlled company, we are not required to comply with certain corporate governance requirements, including the following requirements: that a majority of our Board of Directors consists of "independent directors," as defined under the NYSE rules; that we have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and that we conduct an annual performance evaluation of our Nominating and Corporate Governance Committee and Culture and Compensation Committee.

DIRECTOR INDEPENDENCE

Our Board of Directors has affirmatively determined that each of Timothy J. Flynn, J. Kristofer Galashan, Robert E. Jordan, Daniel Meyer, Walter Robb, Rajendra ("Raj") Sisodia, Jonathan Sokoloff and Caryl Stern is an "independent director," as defined under NYSE rules. In evaluating and determining the independence of the directors, the Board considered that The Container Store may have certain relationships with its directors. Specifically, the Board considered that Messrs. Flynn, Galashan and Sokoloff are affiliated with LGP, which owns approximately 57.1% of our outstanding Common Stock as of July 21, 2017. The Board determined that this relationship does not impair their

2017 Proxy Statement	The Container Store Group, Inc.	26

CORPORATE GOVERNANCE

independence from us and our management. In addition, the Board considered that Caryl Stern is the President and CEO of the U.S. Fund for UNICEF, and that the Company maintains a program whereby it collects donations to the U.S. Fund for UNICEF from customers at its stores. Since the beginning of fiscal 2016, the Company has collected $266,056 in donations to the U.S. Fund for UNICEF. The Board determined that the Company's relationship with the U.S. Fund for UNICEF does not impair Ms. Stern's independence from us and our management. For additional information on the donations to the U.S. Fund for UNICEF, see "Certain Relationships—Donations to the U.S. Fund for UNICEF."

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board of Directors that may be included in any stockholders agreement to which we are a party.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders.

Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates' independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) minimum individual qualifications, including strength of character, mature judgment, industry knowledge or experience and an ability to work collegially with the other members of the Board and (ii) all other factors it considers appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board. In particular, experience, qualifications or skills in the following areas are particularly relevant: retail merchandising; marketing and advertising; consumer goods; sales and distribution; accounting, finance, and capital structure; strategic planning and leadership of complex organizations; legal/regulatory and government affairs; people management; communications and interpersonal skills and board practices of other major corporations. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company's business and structure.

Shareholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential Director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, The Container Store Group, Inc., 500 Freeport Parkway, Coppell, Texas 75019. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM INTERESTED PARTIES

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the lead director, chairperson of any of the Audit, Nominating and Corporate Governance, and Culture and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such

2017 Proxy Statement	The Container Store Group, Inc.	27

CORPORATE GOVERNANCE

communications or concerns to the Secretary of the Company, 500 Freeport Parkway, Coppell, Texas, 75019, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board and Chief Executive Officer may be separated or combined, and our Board of Directors exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, the roles are separate, with Mr. Tindell serving as Chairman of the Board and Melissa Reiff serving as our Chief Executive Officer. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Our Board of Directors will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Corporate Governance Guidelines provide that whenever our Chairman of the Board is also our Chief Executive Officer or is a director that does not otherwise qualify as an independent director, the independent directors will elect a lead director whose responsibilities include presiding over all meetings of the Board at which the Chairman is not present, including any executive sessions of the independent directors or the non-management directors; assisting in scheduling Board meetings and approving meeting schedules; communicating and collaborating with the Chief Executive Officer on various matters; and acting as the liaison between the independent or non-management directors and the Chairman of the Board, as appropriate. The full list of responsibilities of our lead director may be found in Annex A to our Corporate Governance Guidelines. Our independent directors have elected Daniel Meyer to serve as our lead director until the 2017 Annual Meeting of Shareholders.

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board's leadership structure.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website at www.containerstore.com in the "Corporate Governance" section of the "Investor Relations" page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were six (6) meetings of the Board of Directors during the fiscal year ended April 1, 2017. During the fiscal year ended April 1, 2017, each Director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the Director served during the period in which he or she served as a Director.

Our Corporate Governance Guidelines provide that all directors are expected to make best efforts to attend the Annual Meeting. Nine (9) directors who were members of our Board at the time of the 2016 Annual Meeting of Shareholders attended the meeting, and two (2) did not.

EXECUTIVE SESSIONS

The non-management members of the Board meet in regularly scheduled executive sessions. Daniel Meyer, as the current lead director, presides over the regularly scheduled executive sessions at which he is present.

2017 Proxy Statement	The Container Store Group, Inc.	28

Committees of the Board

Our Board has established three standing committees—Audit, Culture and Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Culture and Compensation	Nominating and Corporate Governance

Timothy J. Flynn*		Chair
J. Kristofer Galashan*			X
Robert E. Jordan*	Chair	X
Daniel Meyer*		X
Melissa Reiff		X
Walter Robb*			X
Rajendra ("Raj") Sisodia*	X		Chair
Jonathan D. Sokoloff*
Caryl Stern*	X	X
Sharon Tindell			X
William A. ("Kip") Tindell, III

*
Independent director

AUDIT COMMITTEE

Our Audit Committee's responsibilities include, but are not limited to:

  •
  appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

  •
  discussing with our independent registered public accounting firm their independence from management;

  •
  reviewing with our independent registered public accounting firm the scope and results of their audit;

  •
  approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

  •
  overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

  •
  reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

  •
  establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

The members of the Audit Committee are Robert E. Jordan, Caryl Stern and Rajendra ("Raj") Sisodia, with Mr. Jordan serving as Chair. Our Board of Directors has affirmatively determined that each of Mr. Jordan, Ms. Stern and Mr. Sisodia meets the definition of "independent director" for purposes of serving on an audit committee under Rule 10A-3 and the NYSE rules. In addition, our Board of Directors has determined that Mr. Jordan qualifies as an "audit committee financial expert," as such term is defined in Item 407(d)(5) of Regulation S K.

The Audit Committee met nine (9) times during the fiscal year ended April 1, 2017.

2017 Proxy Statement	The Container Store Group, Inc.	29

COMMITTEES OF THE BOARD

CULTURE AND COMPENSATION COMMITTEE

The Culture and Compensation Committee is responsible for, among other matters:

  •
  reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers;

  •
  appointing and overseeing any compensation consultants; and

  •
  preserving and enhancing our strong culture.

The Culture and Compensation Committee consults with the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. Under its charter, the Culture and Compensation Committee is permitted to delegate its authority to a subcommittee of the committee. The members of our Culture and Compensation Committee are Robert E. Jordan, Daniel Meyer, Melissa Reiff, Caryl Stern and Timothy J. Flynn, with Mr. Flynn serving as Chair. Robert E. Jordan, Daniel Meyer, Caryl Stern and Timothy J. Flynn each qualify as independent under the NYSE's heightened independence standards for members of a compensation committee. As a controlled company, we rely upon the exemption from the NYSE requirement that we have a compensation committee composed entirely of independent directors.

The Culture and Compensation Committee met six (6) times during the fiscal year ended April 1, 2017.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

  •
  identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors; and

  •
  developing and recommending to our Board of Directors a set of corporate governance guidelines and principles.

Our Nominating and Corporate Governance Committee consists of J. Kristofer Galashan, Walter Robb, Rajendra ("Raj") Sisodia and Sharon Tindell, with Mr. Sisodia serving as Chair. As a controlled company, we rely upon the exemption from the NYSE requirement that we have a nominating and corporate governance committee composed entirely of independent directors.

The Nominating and Corporate Governance Committee met five (5) times during the fiscal year ended April 1, 2017.

2017 Proxy Statement	The Container Store Group, Inc.	30

Executive and Director Compensation

DIRECTOR COMPENSATION

Unless specifically set forth in this section captioned "Director Compensation," the tabular and other disclosure herein regarding director compensation (including, without limitation, the number of shares and share price for stock options related to periods prior to the initial public offering of our Common Stock (our "IPO")) give effect to the approximate 5.9:1 stock split that occurred in connection with our IPO.

Fiscal 2016 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)[1]	Option Awards ($)[2],[3]	Total ($)

Jonathan D. Sokoloff	80,000	100,001	180,001
Timothy J. Flynn	90,000	100,001	190,001
J. Kristofer Galashan	80,000	100,001	180,001
Daniel Meyer	80,000	100,001	180,001
Walter Robb	80,000	100,001	180,001
Rajendra "Raj" Sisodia	90,000	100,001	190,000
Robert E. Jordan	90,000	100,001	190,001
Caryl Stern	80,000	100,001	180,001

1
Consists of amounts described below under "Narrative Disclosure to Director Compensation Table".

2
Represents the aggregate grant date fair value for stock options granted in fiscal 2016, determined in accordance with FASB ASC Topic 718. The grant date fair value of each stock option was approximately $3.26. See Note 7-Stock-based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended April 1, 2017 for the assumptions used in valuing such stock options.

3
The following table sets forth the aggregate numbers of stock options held by each of our non-employee directors on April 1, 2017. None of our non-employee directors has held stock awards.

Name	Aggregate Number of Stock Options As of 04/01/17(#)

Jonathan D. Sokoloff	66,231
Timothy J. Flynn	66,231
J. Kristofer Galashan	66,230
Daniel Meyer	79,833
Walter Robb	79,833
Rajendra "Raj" Sisodia	79,833
Robert E. Jordan	79,833
Caryl Stern	51,772

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Narrative Disclosure to Director Compensation Table

In connection with our IPO, our Board of Directors adopted a compensation policy that is applicable to all of our non-employee directors. We revised the policy on October 27, 2014 and again on March 28, 2017. Pursuant to this policy, as revised, each non-employee director receives an annual cash retainer of $80,000, payable quarterly. The chairperson of each Committee of the Board of Directors receives a cash retainer of $10,000 per year. Beginning in 2017, the Lead Director of the Board of Directors will receive a cash retainer of $10,000 per year. In the case of the directors affiliated with LGP, such retainers are paid directly to LGP and not to the director individually. There are no fees paid for board or committee meeting attendance. All directors receive reimbursement for reasonable out-of-pocket expenses incurred in connection with meetings of our Board of Directors.

Pursuant to our non-employee director compensation policy, as revised, each non-employee director receives an annual grant of stock options under the 2013 Incentive Award Plan (described below) with a Black Scholes value of approximately $100,000. Each non-employee director initially elected or appointed to our Board of Directors on a date other than the date of an annual meeting of shareholders will be granted a prorated portion of the annual award for the applicable year. The per-share exercise price of each stock option granted to a non-employee director will equal the fair market value of a share of our common stock on the date of grant, and each option granted following our IPO will generally vest ratably in equal annual installments over three years, subject to the non-employee director's continued service through the vesting date, subject to acceleration, immediately prior to the occurrence of a change in control. As described above, our Board of Directors has approved an Amended and Restated 2013 Incentive Award Plan, subject to shareholder approval. Going forward, our equity awards for the non-employee directors will be paid under this plan, if it is approved.

EXECUTIVE COMPENSATION

The discussion below provides compensation information with respect to fiscal 2016 for our "named executive officers," consisting of our principal executive officer, our two other most highly compensated executive officers and our former principal executive officer. As part of our long-term succession plan, on May 5, 2016, the Board approved certain changes in position and title effective July 1, 2016, as reflected in this discussion. Our named executive officers for fiscal 2016 were:

    •
    Melissa Reiff, who has served as Chief Executive Officer since July 1, 2016, and who previously served as our President and Chief Operating Officer;

    •
    Sharon Tindell, who has served as President and Chief Merchandising Officer since July 1, 2016, and who previously served solely as Chief Merchandising Officer;

    •
    Jodi Taylor, who has served as Chief Financial Officer, Chief Administrative Officer and Secretary since July 1, 2016, and who previously served solely as Chief Financial Officer; and

    •
    William A. ("Kip") Tindell, III, who serves as our Chairman of the Board, and who previously served as Chairman and Chief Executive Officer.

Unless specifically set forth in this section captioned "Executive Compensation", the tabular and other disclosure herein regarding executive compensation (including, without limitation, the number of shares and share price for stock options related to periods prior to our IPO) give effect to the approximate 5.9:1 stock split that occurred in connection with our IPO.

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Summary Compensation Table

The following table shows the compensation earned by our named executive officers during fiscal 2015 and fiscal 2016.

Name and principal position	Fiscal year	Salary ($)	Bonus ($)[1]	Stock awards ($)[2]	Option awards ($)[3]	Non equity incentive plan compensation ($)[4]	All other compensation ($)[4],[5]	Total ($)

Melissa Reiff	2015	625,000	—	—	—	—	12,295	637,295
Chief Executive Officer	2016	753,558	—	999,995		359,000	962	2,113,515
Sharon Tindell	2015	625,000	—	—	—	—	12,200	637,200
President and Chief Merchandising Officer	2016	643,365	—	399,741		292,000	962	1,336,068
Jodi Taylor	2015	500,000	—	—	—	153,357	10,200	663,557
Chief Financial Officer and Chief Administrative Officer	2016	518,365	45,992	249,895		89,000	769	904,021
William A. "Kip" Tindell, III	2015	675,000	—	—	—	—	10,200	685,200
Chairman of the Board and Former Chief Executive Officer	2016	675,000	—	—	100,001	46,000	1,038	822,039

1
Reflects the discretionary bonus awarded to Ms. Taylor for fiscal 2016.

2
Reflects the aggregate grant date fair value of (i) time-based restricted stock awards granted in fiscal 2016, which equaled $249,997 for Ms. Reiff, $99,934 for Ms. Tindell and $62,471 for Ms. Taylor, and (ii) performance-based restricted stock awards, which, based upon 100% achievement of performance targets that represented the probable outcome of the performance targets, equaled $749,998 for Ms. Reiff, $299,807 for Ms. Tindell and $187,424 for Ms. Taylor. At maximum achievement of the performance targets, the values of the performance-based restricted stock awards would have been $974,998 for Ms. Reiff, $389,752 for Ms. Tindell and $243,651 for Ms. Taylor. See Note 7-Stock Based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for the applicable fiscal year for the assumptions used in valuing such restricted stock awards. See "Executive Compensation—Narrative Disclosure to Summary Compensation Table—Long Term Equity Incentives" below for a description of these awards.

3
Reflects the aggregate grant date fair value of the stock options granted in fiscal 2016 to Mr. Tindell in his capacity as a director of the Company, computed in accordance with FASB ASC 718, "Compensation-Stock Compensation ("ASC 718"). See Note 7-Stock Based Compensation of the Consolidated Financial Statements in our Annual Report on Form 10-K for the applicable fiscal year for the assumptions used in valuing such stock options. See "Executive Compensation—Narrative Disclosure to Summary Compensation Table—Long Term Equity Incentives" below for a description of these awards.

4
The amounts in this column reflect the cash awards earned by Mses. Reiff, Tindell and Taylor and Mr. Tindell under our annual bonus programs for fiscal 2016 performance as described further under "Executive Compensation—Narrative Disclosure to Summary Compensation Table—Annual Cash Incentives" below.

5
Reflects 401(k) matching contributions made to the named executive officers' accounts by us.

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

In fiscal 2016, we compensated our named executive officers through a combination of base salary, annual cash incentive opportunities and other benefits as described below. Our named executive officers also continued to hold stock options granted in previous years and Mses. Reiff, Tindell and Taylor were granted time- and performance-based restricted shares.

Base Salary

The base salaries for our named executive officers have been determined pursuant to negotiation, as set forth in employment agreements, described below, except that Ms. Taylor did not have an employment agreement until fiscal 2016. The base salaries of the named executive officers are subject to annual review by the Culture and Compensation Committee. Mses. Reiff and Tindell received raises in connection with the negotiation of their new employment

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agreements in fiscal 2016. As described below, Mr. Tindell's employment agreement provides for a decrease in his annual base salary over the term in connection with the reduction in his role.

Annual Cash Incentives

In connection with our IPO, we adopted, and our shareholders approved, The Container Store, Inc. Senior Executive Incentive Bonus Plan (the "Executive Bonus Plan"), in which all named executive officers participated. The Executive Bonus Plan was designed to provide an incentive for superior work and to motivate covered key executives toward even greater achievement and business results, to tie their goals and interests to those of us and our shareholders and to enable us to attract and retain highly qualified executives. The Executive Bonus Plan is an incentive bonus plan under which covered key executives may be eligible to receive bonus payments with respect to a specified period (for example, our fiscal year). Bonuses will generally be payable under the Executive Bonus Plan upon the attainment of pre-established performance goals. Notwithstanding the foregoing, we may pay bonuses (including, without limitation, bonuses based on non-pre-established performance goals and discretionary bonuses) to participants under the Executive Bonus Plan based upon such other terms and conditions as the Culture and Compensation Committee may in its discretion determine (including under a sub-plan of the Executive Bonus Plan).

In fiscal 2016, all named executive officers were eligible to receive annual cash bonuses based on percentages of base salary under a subplan of the Executive Bonus Plan. The bonuses were determined using a performance grid based on our Adjusted EBITDA, Consolidated Net Sales, and Base Four-Wall Adjusted EBITDA1.

For fiscal 2016, the minimum bonus level under the subplan of the Executive Bonus Plan for each of our named executive officers was set at 0% of annual base salary, and the maximum level was set at 200% of annual base salary for Mses. Reiff and Tindell, 100% of annual base salary for Ms. Taylor and 40% of annual base salary for Mr. Tindell. The target level was established at 130% of annual base salary for Ms. Reiff and Ms. Tindell, 50% of annual base salary for Ms. Taylor and 20% of annual base salary for Mr. Tindell. With respect to such target levels, 50% was based upon Adjusted EBITDA, 25% on Consolidated Net Sales and 25% on Base Four-Wall Adjusted EBITDA. The Culture and Compensation Committee also decided to award Ms. Taylor an additional discretionary bonus for 2016 under the Executive Bonus Plan in the amount of $45,992 in recognition of her outstanding performance in such year. The actual amounts paid as bonuses for 2016 are shown in the Summary Compensation Table above in the "Bonus" and "Nonequity incentive plan compensation" columns.

Long Term Equity Incentives

Prior to our IPO, we maintained an equity incentive plan, the 2012 Stock Option Plan of TCS Holdings, Inc. (the "2012 Stock Option Plan"), pursuant to which, on June 20, 2012, we granted stock options to Ms. Taylor and Ms. Reiff. Like the stock options granted under the 2012 Stock Option Plan to our other employees, such stock options were originally scheduled to vest in equal installments over five years from the date of grant, but the vesting of all the stock options granted under the 2012 Stock Option Plan was fully accelerated as of the consummation of our IPO. Neither of the other named executive officers was granted any stock options under the 2012 Stock Option Plan in light of their pre-existing ownership of our common and preferred stock. As of our IPO, no further stock options have been or will be granted under the 2012 Stock Option Plan.

Upon our IPO, we adopted, and our shareholders approved, our 2013 Incentive Award Plan, which permits the granting of stock based compensation awards and cash based performance bonus awards. The principal purpose of the 2013 Incentive Award Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. The 2013 Incentive Award Plan is also designed to permit us to make equity-based awards and cash-based awards intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The 2013 Incentive Award Plan provides for the grant of, among other awards, stock options, stock

1
Base Four-Wall Adjusted EBITDA means, for comparable stores as of the end of fiscal 2015, the Adjusted EBITDA for the period for those stores, before allocation of corporate selling, general and administrative expenses to those stores.

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appreciation rights, or SARs (as defined below), restricted stock awards, restricted stock unit awards, deferred stock awards, deferred stock unit awards, dividend equivalent awards, stock payment awards, performance awards and other stock based awards.

In connection with our IPO, we granted stock options to certain of our employees, including the stock options granted to the named executive officers shown in the Fiscal 2016 Outstanding Equity Awards at Fiscal Year-End table below. All such stock options were immediately vested and exercisable as of the consummation of our IPO. We have not granted any other stock options to our named executive officers other than 30,675 stock options granted to Mr. Tindell in his capacity as a director in 2016.

On July 1, 2016, in connection with the negotiation of new employment agreements for the named executive officers, we granted, under our 2013 Incentive Award Plan, 46,125 time-based restricted shares to Ms. Reiff, 18,438 time-based restricted shares to Ms. Tindell and 11,526 time-based restricted shares to Ms. Taylor, each vesting in equal annual installments on April ,1, 2017, April 1, 2018 and April 1, 2019, subject only to continued employment. In addition, we granted 179,889 performance-based restricted shares to Ms. Reiff, 71,910 performance-based restricted shares to Ms. Tindell and 44,954 performance-based restricted shares to Ms. Taylor. Such numbers of performance-based restricted shares represent the maximum number of shares, of which 75% could have performance-vested based on the Company's performance with respect to certain Adjusted EBITDA goals and 25% could have performance-vested based on the Company's performance with respect to certain sales goals in 2016. Such figures represent 130% of the target amounts for such awards. Based on 2016 performance, Ms. Reiff performance-vested in 62,269 such restricted shares; Ms. Tindell performance-vested in 24,891 such restricted shares and Ms. Taylor performance-vested in 15,561 such restricted shares. Such shares that have performance-vested will time-vest in equal annual installments on April 1, 2018, April 1, 2019 and April 1, 2020, subject to continued employment. Upon termination of any such executive's employment by us without cause, by her for good reason or due to disability, any performance-based restricted shares held by her that have already performance-vested but have not yet time-vested will time-vest; the awards originally granted as time-based restricted shares will be forfeited upon any termination of employment.

All equity awards held by the named executive officers as of April 1, 2017 are shown in the Fiscal 2016 Outstanding Equity Awards at Fiscal Year-End Table below. As described above, our Board of Directors has approved an Amended and Restated 2013 Incentive Award Plan, subject to shareholder approval. Going forward, our annual cash bonuses for the named executive officers, as well as equity awards, will be paid under this plan, if it is approved.

Nonqualified Deferred Compensation Plan

In fiscal 2016, Mses. Reiff and Taylor participated in a nonqualified deferred compensation plan pursuant to which participants may defer up to 50% of their base salaries and up to 100% of their bonuses until termination of employment. All employee contributions and earnings on such amounts are fully vested at all times. We may also make discretionary contributions to participants' accounts, which vest in equal installments over six years, subject to acceleration upon a change of control. We have not made any such discretionary contributions in recent years. Participants may elect to invest the amounts in the plan in various established funds.

Perquisites and Other Benefits

We maintain, and the named executive officers participate in, a 401(k) retirement savings plan. Each participant may contribute to the 401(k) plan, through payroll deductions, up to 80% of his or her salary limited to the maximum allowed by the Internal Revenue Service regulations. All amounts contributed by employee participants and earnings on these contributions are fully vested at all times and are not taxable to participants until withdrawn. Employee participants may elect to invest their contributions in various established funds. We may also make contributions to the accounts of plan participants.

Our compensation program does not include any other material benefits or perquisites for our named executive officers. Except as set forth above, our named executive officers generally participate in the same programs as our other employees.

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Employment Agreements

Our named executive officers other than Ms. Taylor were previously party to employment agreements that were in effect through the early part of fiscal 2016. On May 6, 2016, in connection with the management changes described above, Mr. Tindell and Mses. Reiff and Tindell entered into new amended and restated employment agreements, effective as of July 1, 2016, that superseded their prior agreements, and Ms. Taylor entered into an employment agreement with us for the first time, also effective July 1, 2016. A summary of both sets of employment agreements is provided below.

Employment Agreements in Effect from August 15, 2012 through July 1, 2016 ("2012 Employment Agreements")

William A. ("Kip") Tindell, III

We entered into an amended and restated employment agreement, effective as of August 15, 2012, with Mr. Tindell. Mr. Tindell's 2012 Employment Agreement provided for a five year initial term followed by successive one year terms, subject to non-renewal by notice of either party to the other that it did not elect to extend the term at least 90 days prior to the expiration of the then-current term.

The agreement provided for Mr. Tindell's position as our Chief Executive Officer. It provided that, during the five year period immediately following the expiration of the term, we would use our best efforts to cause Mr. Tindell to be nominated and elected as Chairman of our Board of Directors unless there was cause to remove him from our Board of Directors, and that Mr. Tindell would agree to serve as Chairman of our Board of Directors.

Under his 2012 Employment Agreement, Mr. Tindell's annual base salary was $675,000. Mr. Tindell's annual salary was subject to annual review by our Board of Directors. The agreement also provided that Mr. Tindell would receive an annual cash bonus based upon financial and non financial performance targets established by our Board of Directors. The agreement provided that, with respect to each fiscal year that ended during the term, commencing with fiscal 2012, Mr. Tindell's target total compensation (i.e., annual base salary plus target annual bonus) would be no less than Mr. Tindell's target compensation for the immediately preceding year. The agreement also provided for Mr. Tindell's participation in our health and welfare benefit plans applicable to senior executives.

Mr. Tindell's 2012 Employment Agreement provided certain severance benefits upon termination by us without cause or by Mr. Tindell for good reason. Cause was generally defined as (a) a material breach by Mr. Tindell of any material provision of his agreement that is not corrected by him within 30 days after receipt of written notice from us specifying such breach, to the extent such breach is capable of cure, (b) Mr. Tindell's conviction of, or entry by him of a guilty or nolo contendere plea to, the commission of a felony or a crime involving moral turpitude, other than vicarious liability or traffic violations, (c) Mr. Tindell's intentional breach of company policies constituting theft or embezzlement from us or any of our customers or suppliers; or (d) Mr. Tindell's gross neglect or intentional misconduct in connection with the performance of any material portion of Mr. Tindell's duties (which, in the case of Mr. Tindell's gross neglect, is not corrected by Mr. Tindell within 30 days after receipt of written notice from us specifying such neglect, to the extent that such neglect is capable of cure). Good reason was generally defined as (i) an adverse change in Mr. Tindell's title or reporting line or material duties, authorities or responsibilities, (ii) the assignment to Mr. Tindell of duties materially inconsistent with his position, (iii) a material breach by us of any material provision of his employment agreement, (iv) a reduction of his annual base salary or benefits or annual bonus opportunity (other than such a reduction that is generally consistent with a general reduction affecting other of our similarly situated executives), (v) a failure by us to pay any portion of his annual base salary or bonus, (vi) our requiring him to be headquartered at any office or location more than 50 miles from Coppell, Texas, or (vii) the termination of the employment of either of Mses. Tindell or Reiff by us without cause or by such executive for good reason, in each case subject to applicable notice and cure provisions. In addition, a termination of employment for any reason during the 30 day period immediately following the six month anniversary of the occurrence of a change in control (as defined in the agreement) was to be deemed a termination for good reason.

If Mr. Tindell's employment were terminated by us without cause or by Mr. Tindell for good reason, other than on account of the employment of Ms. Tindell or Ms. Reiff terminating, his 2012 Employment Agreement provided that he would receive (a) two times his annual base salary, payable in equal installments over two years on our regular payroll

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schedule, (b) two times the greater of (i) the annual bonus earned by him for the previous fiscal year and (ii) a prorated amount of the bonus he would have earned for the year of termination had he remained employed throughout the year based on actual performance, (c) continuation of medical and welfare benefits for two years following the termination date, paid for by us, and (d) accelerated vesting of all unvested stock options.

In addition, Mr. Tindell's 2012 Employment Agreement provided that if Mr. Tindell were to resign from his employment due to the termination of the employment of Ms. Tindell or Ms. Reiff by us without cause or by such executive for good reason, or, on or after August 15, 2016, Mr. Tindell were to resign without good reason, then Mr. Tindell would receive (a) one year's annual base salary, payable in equal installments over one year on our regular payroll schedule, (b) an amount equal to the annual bonus he would have earned for the year of termination had he remained employed throughout the year, based on actual performance, (c) an additional prorated amount of such annual bonus, based on the amount of time actually employed in such year, (d) continuation of medical and welfare benefits for one year following the termination date, paid for by us, and (e) accelerated vesting of all unvested stock options.

Mr. Tindell's 2012 Employment Agreement also provided for certain severance benefits upon death and disability. There were two different types of disability for this purpose. Type I disability meant Mr. Tindell's incapacity to perform the essential duties of his position for any six months during any 12 month period due to Mr. Tindell's physical or mental illness. Type II disability meant Mr. Tindell's substantial incapacity to perform the essential duties of his position for any three months during any 12 month period due to Mr. Tindell's physical or mental illness. Upon termination by us as a result of Type 1 disability or resignation by Mr. Tindell as a result of Type 2 disability, Mr. Tindell would have received the same severance benefits as upon a termination by us without cause or by him for good reason, except that, in the case of resignation as a result of a Type II disability, the salary and bonus multiplier would have been 1.5 instead of two and the salary would have been payable over 18 months instead of two years. Upon death, all of Mr. Tindell's unvested stock options would have immediately vested and we would have paid Mr. Tindell's estate a prorated annual bonus based on actual performance.

Any severance payment payable to Mr. Tindell pursuant to his 2012 Employment Agreement would have been subject to his execution of a release of claims in favor of us.

Also under Mr. Tindell's 2012 Employment Agreement, Mr. Tindell agreed that, during his employment with us and during the two year period following the termination date, he would not directly or indirectly work for or engage or invest in any of our competitors or solicit, directly or through any third party, any of our employees or consultants.

Melissa Reiff and Sharon Tindell

Both Mses. Reiff and Tindell entered into amended and restated employment agreements, effective as of August 15, 2012. Under their 2012 Employment Agreements, Ms. Reiff served as our President and Chief Operating Officer and Ms. Tindell served as our Chief Merchandising Officer, and both Mses. Tindell's and Reiff's annual base salaries were $625,000. Their annual salaries were subject to annual review by our Board of Directors.

Other than annual base salary and position, all other terms of the 2012 Employment Agreements for Mses. Reiff and Tindell were identical to those of Mr. Tindell's employment agreement, except that the good reason trigger based on the termination of employment of Mses. Reiff and Tindell was based instead on the termination of employment of Mr. Tindell and Ms. Tindell, in the case of Ms. Reiff, and on termination of the employment of Mr. Tindell and Ms. Reiff, in the case of Ms. Tindell.

Employment Agreements Effective as of July 1, 2016 ("2016 Employment Agreements")

William A. ("Kip") Tindell, III

The term of Mr. Tindell's 2016 Employment Agreement will expire on the date of the annual meeting of the Company's shareholders in 2019. The agreement provides that, during the term, Mr. Tindell will be Chairman of the Board, a director on the board of directors of Elfa and an employee of the Company. It provides for an annual base salary of $675,000 during fiscal 2016 and $350,000 thereafter during the term and for an annual cash

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performance-based bonus for fiscal 2016 with a target of 20% of his annual base salary and a maximum of 40% of his annual base salary. Mr. Tindell will not be entitled to an annual cash bonus in fiscal 2017 or 2018. Unlike in his 2012 Employment Agreement, there is no commitment to a minimum target total cash compensation. Pursuant to Mr. Tindell's 2016 Employment Agreement, he will be entitled to receive the same type and amount of equity-based compensation awards provided generally to the Company's non-employee directors from time to time.

In connection with his new role, Mr. Tindell's severance upon various types of termination of employment has been modified. As used in Mr. Tindell's 2016 Employment Agreement, (a) cause and good reason have the same meanings as used in the 2012 Employment Agreement, with the exception that the termination of the employment of either of Mses. Tindell or Reiff by us without cause or by such executive for good reason no longer constitutes grounds for good reason, and (b) disability is no longer split into Type I and Type II disability and is instead defined as Mr. Tindell's incapacity to perform the essential duties of his position for any six months (whether or not consecutive) during any twelve month period due to his physical or mental illness, as determined by a physician mutually acceptable to, and agreed to in good faith by, a majority of the Board and him. Additionally, there would be no severance payable if Mr. Tindell were to resign from his employment without good reason at any time, including following a change in control of the Company or a disability.

Upon a termination of employment by us without cause or due to disability or by Mr. Tindell for good reason, (a) he would be eligible to receive one times his then-current annual base salary, payable in equal installments over one year on our regular payroll schedule, (b) all unvested equity awards held by him would be treated as provided in our non-employee director compensation policy, and (c) he and his eligible dependents would be entitled to continuation of medical and welfare benefits for two years following the termination date, paid for by us.

Upon a termination of employment due to Mr. Tindell's death, all unvested equity awards held by him would be treated as provided in our non-employee director compensation policy.

Pursuant to Mr. Tindell's 2016 Employment Agreement, any severance payment payable to Mr. Tindell remains subject to his execution of a release of claims in favor of us.

Also under Mr. Tindell's 2016 Employment Agreement, Mr. Tindell agrees that, during his employment with us and during the two year period following the termination date, he would not directly or indirectly work for or engage or invest in any of our competitors or solicit, directly or through any third party, any of our employees or consultants.

Melissa Reiff and Sharon Tindell

Mses. Reiff's and Tindell's 2016 Employment Agreements each have a three-year term, followed by successive one year terms, subject to non-renewal by notice of either party to the other that it does not elect to extend the term at least 90 days prior to the expiration of the then-current term. Ms. Reiff's 2016 Employment Agreement provides (a) that she will be Chief Executive Officer and chairperson of the the board of directors of Elfa and (b) for an annual base salary of $800,000, subject to review annually for possible increase. Ms. Tindell's 2016 Employment Agreement provides (i) that she will be President and Chief Merchandising Officer and (ii) for an annual base salary of $650,000, subject to review annually for possible increase. Each agreement also provides for an annual cash performance-based bonus with a target of 130% of annual base salary and a maximum of 200% of annual base salary, annual grants of equity awards , and the restricted share grants described under "Long Term Equity Compensation" above. The amount and form of equity-based compensation in future years and the applicable performance targets will be determined on or prior to the applicable years. Unlike in their 2012 Employment Agreements, there is no commitment to a minimum target total cash compensation.

In connection with their new roles, Mses. Reiff's and Tindell's severance upon various types of termination of employment has been modified. As used in each of Mses. Reiff's and Tindell's 2016 Employment Agreements, (a) cause and good reason have the same meanings as used in the respective 2012 Employment Agreements, with the exception that the termination of the employment of the other executives by us without cause or by such executive for good reason no longer constitutes grounds for good reason, and (b) disability is no longer split into Type I and Type II disability and is instead defined as the executive's incapacity to perform the essential duties of his position for any six months (whether or not consecutive) during any twelve month period due to the executive's physical or

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mental illness, as determined by a physician mutually acceptable to, and agreed to in good faith by, a majority of the Board and the executive. Additionally, there would be no severance payable if either of Mses. Reiff or Tindell were to resign from her employment for any reason, including following a change in control or a disability.

Upon a termination of employment of Ms. Reiff or Ms. Tindell by us without cause or due to disability or by either such executive for good reason, (a) she would be eligible to receive two times the sum of (i) her then-annual base salary and (ii) the greater of (1) her annual bonus earned for the immediately preceding fiscal year and (2) 130% of her annual base salary (prorated based on the number of days that she is employed by us during the fiscal year in which the date of termination occurs), payable in equal installments over two years on our regular payroll schedule, (b) her unvested stock options would become fully vested and exercisable, (c) her performance-based restricted shares for which the applicable performance period has ended would vest in the amount determined based on actual level of achievement of performance targets, and (d) she and her eligible dependents would be entitled to continuation of medical and welfare benefits for two years following the termination date, paid for by us.

For each of Mses. Reiff and Mses. Tindell, upon a termination of employment due to her death, (a) her unvested stock options would become fully vested and exercisable, (b) her performance-based restricted shares for which the applicable performance period has ended would vest in the amount determined based on actual level of achievement of performance targets, and (c) her designee or estate would be entitled to receive a prorated amount of the bonus she would have earned for the year of termination had she remained employed throughout the year based on actual performance.

Pursuant to each Mses. Reiff's and Tindell's 2016 Employment Agreements, any severance payment payable to Ms. Reiff or Ms. Tindell, as applicable, remains subject to her execution of a release of claims in favor of us.

Also under each of Mses. Reiff's and Tindell's 2016 Employment Agreements, Ms. Reiff or Ms. Tindell, as applicable, agrees that, during her employment with us and during the two year period following the termination date, she would not directly or indirectly work for or engage or invest in any of our competitors or solicit, directly or through any third party, any of our employees or consultants.

Jodi Taylor

Ms. Taylor's 2016 Employment Agreement is substantially similar to Mses. Reiff's and Tindell's 2016 Employment Agreements, except that (a) her position is Chief Financial Officer, Chief Administrative Officer and Secretary, (b) her annual base salary is $525,000, (c) her target annual bonus is 50% of her annual base salary and her maximum annual bonus is 100% of her base salary, and (d) upon a termination of employment by us without cause or for disability or by her for good reason, her cash severance portion of severance payments and benefits would instead consist of two times the sum of (i) her then-annual base salary and (ii) the greater of (1) her annual bonus earned for the immediately preceding fiscal year and (2) 50% of her annual base salary(prorated based on the number of days that she is employed by us during the fiscal year in which the date of termination occurs). In addition, upon a termination of employment by us without cause or for disability or by her for good reason within the two years immediately following a change in control of the Company, Ms. Taylor's cash severance portion of her severance payments and benefits will be payable in a lump sum, rather than installments.

2017 Proxy Statement	The Container Store Group, Inc.	39

EXECUTIVE AND DIRECTOR COMPENSATION

Fiscal 2016 Outstanding Equity Awards at Fiscal Year-End

The table below sets forth certain information regarding the outstanding equity awards held by our named executive officers as of April 1, 2017.

			Option Awards				Stock Awards
Name	Grant date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of units or shares of stock that have not vested (#)	Market value of units or shares of stock that have not vested ($)

Melissa Reiff	6/20/12	[1]	37,723	—	$17.01	6/20/2022	—	—
	10/31/13	[2]	522,934	—	$18.00	10/31/2023	—	—
	7/1/16	[3]	—	—	—	—	30,750	130,073
	7/1/16	[4]	—	—	—	—	62,269	263,398
Sharon Tindell	10/31/13	[2]	104,553	—	$18.00	10/31/2023	—	—
	7/1/16	[3]	—	—	—	—	12,292	51,995
	7/1/16	[4]	—	—	—	—	24,891	105,289
Jodi Taylor	6/20/12	[1]	18,347	—	$17.01	6/20/2022	—	—
	10/31/13	[2]	262,878	—	$18.00	10/31/2023	—	—
	7/1/16	[3]	—	—	—	—	7,684	32,503
	7/1/16	[4]	—	—	—	—	15,561	65,823
William A. "Kip" Tindell, III	10/31/13	[2]	85,000	—	$18.00	10/31/2023	—	—
	8/1/16	[5]	—	30,675	$5.35	8/1/2026	—	—

1
These time based stock options granted under the 2012 Stock Option Plan were originally scheduled to vest 20% on June 20, 2013, 20% on June 20, 2014, 20% on June 20, 2015, 20% on June 20, 2016, and the remaining 20% on June 20, 2017. The vesting schedule, however, was fully accelerated in connection with our IPO so that all of these options became vested and exercisable.

2
These stock options were granted on the date of our IPO and were immediately vested and exercisable as of the consummation of our IPO.

3
These time based restricted shares are scheduled to vest in equal annual installments on April 1, 2018 and April 1, 2019, subject to continued employment.

4
These restricted shares were granted subject to performance conditions tied to the Company's fiscal 2016 performance, as described above under "Long Term Equity Incentives". The numbers of shares shown here are the numbers that performance-vested as of April 1, 2017. These shares are scheduled to time-vest in equal annual installments April 1, 2018, April 1, 2019 and April 1, 2020, subject to continued employment and subject to acceleration upon termination of the named executive officer's employment by us without cause or due to disability or by the named executive officer for good reason.

5
These time based stock options granted to Mr. Tindell in his capacity as a director under the 2013 Incentive Award Plan are scheduled to vest in three equal installments on (a) the earlier of (i) the day immediately preceding the date of the first annual meeting of our shareholders following the grant date and (ii) August 1, 2017, (b) the earlier of (i) the day immediately preceding the date of the second annual meeting of our shareholders following the grant date and (ii) August 1, 2018, and (c) the earlier of (i) the day immediately preceding the date of the third annual meeting of our shareholders following the grant date and (ii) August 1, 2019, subject to Mr. Tindell's continued service and subject to acceleration upon (x) termination of Mr. Tindell's employment by us without cause or due to disability or by Mr. Tindell for good reason, or (y) a change in control.

2017 Proxy Statement	The Container Store Group, Inc.	40

EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

The number of shares underlying outstanding stock options, the weighted average exercise price of such outstanding options and the number of additional shares remaining available for future issuance under our equity plans, as of April 1, 2017, are as follows:

Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)

Equity compensation plans approved by the security holders
2012 Stock Option Plan[1]	188,073	$17.01	—
2013 Incentive Award Plan	2,757,955	$16.80	522,004
Equity compensation plans not approved by security holders	—	—	—
Total	2,946,028	$16.81	522,004

1
As of our IPO, no further grants have been or will be made under the 2012 Stock Option Plan.

2017 Proxy Statement	The Container Store Group, Inc.	41

Security Ownership of Certain Beneficial Owners and Management

COMMON STOCK

The following table sets forth information, as of July 21, 2017, unless otherwise indicated, regarding the beneficial ownership of our Common Stock by (i) shareholders who beneficially owned more than 5% of the outstanding shares of our Common Stock and (ii) each of our Directors (which includes all nominees), each of our Named Executive Officers and all Directors and executive officers as a group. The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of July 21, 2017 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed shareholders is c/o The Container Store Group, Inc., 500 Freeport Parkway, Coppell, TX 75019. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

	Shares of common stock beneficially owned
Name of beneficial owner	Number	Percentage

5% Shareholders
Green Equity Investors V, L.P. Green Equity Investors Side V, L.P. and TCS Co-Invest, LLC[1]	27,632,063	57.1%
Named Executive Officers and Directors
Sharon Tindell[2]	1,768,387	3.7%
William A. ("Kip") Tindell, III[3]	1,678,942	3.5%
Melissa Reiff[4]	927,927	1.9%
Jodi Taylor[5]	346,941	*
Jonathan D. Sokoloff1,[6]	27,548,384	57.0%
Timothy J. Flynn1,[7]	27,548,384	57.0%
J. Kristofer Galashan1,[8]	27,548,383	57.0%
Daniel Meyer[9]	64,477	*
Walter Robb[10]	61,942	*
Rajendra "Raj" Sisodia[11]	60,442	*
Robert E. Jordan[12]	85,442	*
Caryl Stern[13]	32,231	*
All executive officers and directors as a group (twelve persons)	32,658,794	65.7%

*
Less than one percent.

1
Voting and investment power with respect to the shares of our Common Stock held by Green Equity Investors V, L.P. and Green Equity Investors Side V, L.P. (collectively, the "Green Funds") and TCS Co Invest, LLC ("TCS Co") may be deemed to be shared by certain affiliated entities. GEI Capital V, LLC ("GEIC"), is the general partner of the Green Funds. Green V Holdings, LLC ("Holdings") is a limited partner of the Green Funds. LGP is the management company of the Green Funds, the Manager of TCS Co and an affiliate of GEIC and Holdings. LGP Management, Inc. ("LGPM") is the general partner of LGP. Each of the Green Funds, Holdings, LGP, LGPM and TCS Co disclaims such shared beneficial ownership of our Common Stock, except to the extent of its pecuniary interest therein. Each of Jonathan D. Sokoloff, Timothy J. Flynn and J. Kristofer Galashan may also be deemed to share voting and investment power with respect to such shares due to their respective positions with LGPM, and each of them disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Each of Messrs. John G. Danhakl, Peter J. Nolan, Jonathan D. Sokoloff, Jonathan A. Seiffer, John M. Baumer, Timothy J. Flynn, James D. Halper, Todd M. Purdy, Michael S. Solomon, J. Kristofer Galashan, Alyse M. Wagner, Usama N. Cortas, and W. Christian McCollum either directly (whether through ownership interest or position) or indirectly through one or more intermediaries, may be deemed to control LGP. As such, Messrs, Danhakl, Nolan, Sokoloff, Seiffer,

2017 Proxy Statement	The Container Store Group, Inc.	42

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Baumer, Flynn, Halper, Purdy, Solomon, Galashan, Cortas, McCollum, and Ms. Wagner may be deemed to have shared voting and investment power with respect to all shares beneficially owned by TCS Co. These individuals each disclaim beneficial ownership of the securities held by TCS Co except to the extent of his pecuniary interest therein. Each of the foregoing individual's address is c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025.

2
Includes (i) 1,663,834 shares of Common Stock held directly and (ii) 104,553 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

3
Includes (i) 1,583,717 shares of Common Stock held directly and (ii) 95,225 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

4
Includes (i) 367,270 shares of Common Stock held directly and (ii) 560,657 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

5
Includes (i) 65,716 shares of Common Stock held directly and (ii) 281,225 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

6
Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co and (ii) 41,840 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

7
Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co and (ii) 41,840 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

8
Includes (i) 27,506,544 shares of Common Stock held by the Green Funds and TCS Co and (ii) 41,839 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

9
Includes (i) 7,000 shares of Common Stock held directly, (ii) 2,035 shares of Common Stock held indirectly, and (iii) 55,442 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

10
Includes (i) 6,500 shares of Common Stock held directly and (ii) 55,442 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

11
Includes (i) 5,000 shares of Common Stock held directly and (ii) 55,442 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

12
Includes (i) 30,000 shares of Common Stock held directly and (ii) 55,442 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

13
Includes (i) 4,850 shares of Common Stock held directly and (ii) 27,381 shares of Common Stock underlying options which are currently exercisable or will become exercisable within 60 days of July 21, 2017.

2017 Proxy Statement	The Container Store Group, Inc.	43

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons that is in conformity with the requirements for companies listed on the NYSE. Under the policy:

  •
  any related person transaction, and any material amendment or modification to a related person transaction, must be reviewed and approved or ratified by a committee of the Board of Directors composed solely of independent directors who are disinterested or by the disinterested members of the Board of Directors; and

  •
  any employment relationship or transaction involving an executive officer and any related compensation must be approved by the Culture and Compensation Committee of the Board of Directors or recommended by the Culture and Compensation Committee to the Board of Directors for its approval.

In connection with the review and approval or ratification of a related person transaction:

  •
  management must disclose to the committee or disinterested directors, as applicable, the name of the related person and the basis on which the person is a related person, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person's direct or indirect interest in, or relationship to, the related person transaction;

  •
  management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

  •
  management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction will be required to be disclosed in our applicable filings under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, and related rules, and, to the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with such Acts and related rules; and

  •
  management must advise the committee or disinterested directors, as applicable, as to whether the related person transaction constitutes a "personal loan" for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

In addition, the related person transaction policy provides that the committee or disinterested directors, as applicable, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee's status as an "independent," "outside," or "non-employee" director, as applicable, under the rules and regulations of the SEC, the NYSE and the Internal Revenue Code of 1986, as amended.

The following are certain transactions, arrangements and relationships with our directors, executive officers and shareholders owning 5% or more of our outstanding Common Stock.

STOCKHOLDERS AGREEMENT

In connection with LGP's acquisition of The Container Store, Inc. in 2007, we, certain affiliates of LGP, and all other holders of our Common Stock and Preferred Stock, entered into a stockholders agreement (the "Stockholders Agreement"). Upon the closing of the IPO, we amended and restated our Stockholders Agreement to eliminate all provisions thereof other than those related to registration rights, which are described below.

2017 Proxy Statement	The Container Store Group, Inc.	44

CERTAIN RELATIONSHIPS

Demand Registration Rights

At any time beginning six months after the date of our IPO, subject to certain restrictions:

  •
  certain entities affiliated with LGP, and any transferee controlled directly or indirectly by LGP or any of its affiliates, are able to require us to use our best efforts to register their Common Stock under the Securities Act at any time;

  •
  certain employees (including our named executive officers) may require us to use our best efforts to register their Common Stock under the Securities Act twice prior to the time that we are eligible to register securities on Form S-3 and require us to use our best efforts to register their Common Stock under the Securities Act twice after we are eligible to register securities on Form S-3; and

  •
  certain other investors may require us to use our best efforts to register their Common Stock under the Securities Act.

These demand registration rights are subject to certain exceptions set forth in the Stockholders Agreement.

Piggyback Registration Rights

If we propose to register any of our own securities under the Securities Act in a public offering, we will be required to provide notice to all holders of our Common Stock with registration rights under our Stockholders Agreement relating to the registration and provide them with the right to include their shares in the registration statement. These piggy back registration rights are subject to certain exceptions set forth in the Stockholders Agreement.

Expenses of Registration

We will be required to bear the registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares of our Common Stock held by the holders of our Common Stock with registration rights under our Stockholders Agreement.

VOTING AGREEMENT

In connection with the closing of our IPO, the affiliates of LGP which own our Common Stock and the management directors entered into a voting agreement (the "Voting Agreement"). The Voting Agreement provided that, for so long as such LGP affiliates and the management directors collectively held at least 40% of our outstanding Common Stock, or the agreement is otherwise terminated in accordance with its terms, such affiliates of LGP would vote their shares of our Common Stock in favor of the election of Ms. Reiff, Ms. Tindell and Mr. Tindell to our Board of Directors upon their nomination by the Nominating and Corporate Governance Committee and Ms. Reiff, Ms. Tindell and Mr. Tindell would vote their shares of our Common Stock in favor of the election of the directors affiliated with LGP upon their nomination by the Nominating and Corporate Governance Committee.

On May 6, 2016, the LGP affiliates and the management directors terminated the Voting Agreement effective immediately; provided that the LGP affiliates agreed to vote all of their shares of our Common Stock in favor of the election of Mr. Tindell as a member of the Board of Directors at the 2016 Annual Meeting of Shareholders.

INDEMNIFICATION AGREEMENTS AND ASSUMPTION AGREEMENT

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain exceptions contained in our Amended and Restated Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and

2017 Proxy Statement	The Container Store Group, Inc.	45

CERTAIN RELATIONSHIPS

expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements.

We have also agreed to indemnify Mr. Tindell to the fullest extent permitted by our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws in connection with a book authored by Mr. Tindell and titled "Uncontainable" (the "Book"). In addition, we have entered into an assumption agreement with Mr. Tindell, under which we have agreed to specifically assume, directly and unconditionally, any and all liabilities, damages, costs, expenses, judgments, settlement, penalties or other losses of any kind which may be charged or attempted to be charged against Mr. Tindell in connection with the publication of the Book as a result of the execution by Mr. Tindell of a personal guaranty contained in a publishing agreement between Mr. Tindell and the publisher of the Book. The Board of Directors determined that it was in our best interest to enter into the Assumption Agreement, as the Board believes that we will benefit from any public attention, exposure and publicity about The Container Store, its successes and its unique business model generated by the Book.

DONATIONS TO THE U.S. FUND FOR UNICEF

Beginning in fiscal 2016, we have collected donations to the U.S. Fund for UNICEF from customers at our stores. Caryl Stern, a member of our Board of Directors, is the President and CEO of the U.S. Fund for UNICEF. Since the beginning of fiscal 2016, we have collected $266,056 in donations to the U.S. Fund for UNICEF.

2017 Proxy Statement	The Container Store Group, Inc.	46

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors, executive officers and shareholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended April 1, 2017, except that Forms 4 for Melissa Reiff, Jodi Taylor and Sharon Tindell, each reporting one transaction, were filed late.

2017 Proxy Statement	The Container Store Group, Inc.	47

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended April 1, 2017, the members of our Culture and Compensation Committee were Robert E. Jordan, Daniel Meyer, Melissa Reiff, Caryl Stern, Jonathan Sokoloff and Timothy J. Flynn. Melissa Reiff is our current employee. As described in "Certain Relationships—Donations to The U.S. Fund for UNICEF," beginning in fiscal 2016, we have collected donations to the U.S. Fund for UNICEF from customers at our stores. Since the beginning of fiscal 2016, we have collected $266,056 in donations to the U.S. Fund for UNICEF.

During the fiscal year ended April 1, 2017, no other relationships required to be disclosed by the rules of the SEC existed.

2017 Proxy Statement	The Container Store Group, Inc.	48

Shareholders' Proposals

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2018 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 500 Freeport Parkway, Coppell, Texas 75019 in writing not later than March 28, 2018.

Shareholders intending to present a proposal at the 2018 Annual Meeting of Shareholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the shareholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2018 Annual Meeting of Shareholders no earlier than the close of business on May 15, 2018 and no later than the close of business on June 14, 2018. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2018 Annual Meeting of Shareholders is more than 30 days before or more than 70 days after September 12, 2018, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the 90th day prior to the 2018 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder's compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

2017 Proxy Statement	The Container Store Group, Inc.	49

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

2017 Proxy Statement	The Container Store Group, Inc.	50

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our Directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

2017 Proxy Statement	The Container Store Group, Inc.	51

The Container Store's Annual Report on Form 10-K

A copy of The Container Store's Annual Report on Form 10-K for the fiscal year ended April 1, 2017, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any shareholder of record on July 21, 2017 without charge upon written request addressed to:

  The Container Store Group, Inc.
  Attention: Secretary
  500 Freeport Parkway
  Coppell, Texas 75019

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended April 1, 2017 at www.containerstore.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Jodi Taylor, Secretary

Coppell, Texas
July 26, 2017

2017 Proxy Statement	The Container Store Group, Inc.	52

APPENDIX A

THE CONTAINER STORE GROUP, INC.
AMENDED AND RESTATED 2013 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of The Container Store Group, Inc. Amended and Restated 2013 Incentive Award Plan (as it may be further amended or restated from time to time, the "Plan") is to promote the success and enhance the value of The Container Store Group, Inc. (the "Company") by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. This Plan constitutes an amendment and restatement of the Container Store Group, Inc. 2013 Incentive Award Plan (the "2013 Plan"), which was approved by the Company's stockholders on October 31, 2013. In the event that the Company's stockholders do not approve the Plan, the 2013 Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date the Plan is approved by the Board.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1   "2013 Plan" shall have the meaning set forth in Article 1.

2.2   "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article 13. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.6, or as to which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.3   "Affiliate" shall mean (a) any Subsidiary; (b) any Parent and (c) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company, (ii) any Subsidiary, or (iii) any Parent.

2.4   "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

2.5   "Applicable Law" shall mean any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.6   "Automatic Exercise Date" shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten year Option Term or Stock Appreciation Right Term, as applicable).

2.7   "Award" shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Deferred Stock Unit award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, "Awards").

2.8   "Award Agreement" shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.9   "Award Limit" shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.10 "Board" shall mean the Board of Directors of the Company.

2.11  "Change in Control" shall mean the occurrence of (a) an event or series of events (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) by which any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), but excluding the Company, any of its Subsidiaries, any employee benefit plan of the Company or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, and further excluding Leonard Green, William A. Tindell, III, Sharon Tindell and Melissa Reiff (together with their respective Affiliates) and any other "person" that, prior to such event or series of events, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the voting securities of the Company, becomes the beneficial owner, directly or indirectly, of more than 50% of the combined voting power of the voting securities of the Company; (b) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.10(a), 2.10(c) or 2.10(d)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (c) the consummation of a merger, consolidation, reorganization, or other business combination of the Company with any other entity, other than a merger, consolidation, reorganization or other business combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), or Leonard Green, William A. Tindell, III, Sharon Tindell, Melissa Reiff and/or any of their respective Affiliates "beneficially owning", more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation, reorganization or other business combination; (d) the consummation of a sale, exchange or transfer of all or substantially all the assets of the Company and its Subsidiaries (taken as a whole), other than a sale or disposition of all or substantially all the assets of the Company and its Subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are "beneficially owned" by (i) stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or (ii) Leonard Green, William A. Tindell III, Sharon Tindell, Melissa Reiff and/or any of their respective Affiliates; or (e) stockholder approval of a liquidation or dissolution of the Company. Notwithstanding the foregoing, to the extent necessary not to incur tax or interest pursuant to Section 409A of the Code, no Change in Control shall be deemed to occur unless the applicable event or series of events constitutes a "change in control event" with respect to the Company under the Treasury Department Regulation 1.409A-3(i)(5), as revised from time to time.

2.12 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.13  "Committee" shall mean the Culture and Compensation Committee of the Board, or another committee or subcommittee of the Board or the Culture and Compensation Committee of the Board, appointed as provided in Section 13.1.

2.14 "Common Stock" shall mean the common stock of the Company, par value $0.01 per share.

2.15  "Company" shall have the meaning set forth in Article 1.

2.16 "Consultant" shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.17  "Covered Employee" shall mean any Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

2.18 "Data" shall have the meaning set forth in Section 12.7.

2.19 "Deferred Stock" shall mean a right to receive Shares awarded under Section 10.4.

2.20 "Deferred Stock Unit" shall mean a right to receive Shares awarded under Section 10.5.

2.21 "Director" shall mean a member of the Board, as constituted from time to time.

2.22 "Director Limit" shall have the meaning set forth in Section 4.6.

2.23 "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 10.2.

2.24 "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.25 "Effective Date" shall mean the date the Plan is adopted by the Board, subject to approval of the Plan by the Company's stockholders.

2.26 "Eligible Individual" shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.27 "Employee" shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.28 "Equity Restructuring" shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.29 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.30 "Expiration Date" shall have the meaning given to such term in Section 14.1.

2.31  "Fair Market Value" shall mean, as of any given date, the value of a Share determined as follows:

  (a)   If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

  (b)   If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

  (c)   If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.32 "Greater Than 10% Stockholder" shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.33  "Holder" shall mean a person who has been granted an Award.

2.34 "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.35  "Leonard Green" shall mean Leonard Green & Partners.

2.36 "Non-Employee Director" shall mean a Director of the Company who is not an Employee.

2.37 "Non-Employee Director Equity Compensation Policy" shall have the meaning set forth in Section 4.6.

2.38 "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

2.39 "Option" shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.40 "Option Term" shall have the meaning set forth in Section 6.4.

2.41 "Parent" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.42 "Performance Award" shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 10.1.

2.43 "Performance-Based Compensation" shall mean any compensation that is intended to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

2.44 "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

  (a)   The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation; (D) amortization (provided that any such adjustments shall be consistent with the adjustments used in determining Consolidated EBITDA (as defined in the Credit Agreement, entered into as of April 6, 2012, among the Company, the Guarantors (as defined therein) party thereto, the Lenders (as defined therein), JPMorgan Chase Bank, N.A., and the other parties thereto, as amended from time to time)); and (E) non-cash equity-based compensation expense; (ii) gross or net sales or revenue; (iii) revenue growth or product revenue growth; (iv) net income (either before or after taxes); (v) adjusted net income; (vi) operating income (either before or after taxes); (vii) operating earnings or profit; (viii) pre-or after-tax income or loss (before or after allocation of corporate overhead and bonus); (ix) cash flow (including, but not limited to, operating cash flow and free cash flow); (x) return on assets or net assets; (xi) return on capital; (xii) return on stockholders' equity; (xiii) total stockholder return; (xiv) return on sales; (xv) gross or net profit or operating margin; (xvi) costs or reduction in costs; (xvii) funds from operations; (xviii) expenses; (xix) working capital; (xx) earnings or loss per share; (xxi) adjusted earnings per share; (xxii) price per share of the Common Stock; (xxiii) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities; (xiv) economic value-added models or equivalent metrics; (xxv) comparisons with various stock market indices; (xxvi) regulatory achievements and compliance; (xxvii) implementation or completion of critical projects; (xxviii) market share; (xxix) customer satisfaction; (xxx) customer growth; (xxxi) employee satisfaction; (xxxii) recruiting and maintaining personnel; (xxxiii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company's products (including with group purchasing organizations, distributors and other vendors)); (xxxiv) supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company's products); (xxxv) co-development, co-marketing, profit sharing, joint venture or other similar arrangements); (xxxvi) financial ratios, including those measuring liquidity, activity, profitability or leverage; (xxxvii) cost of capital or assets under management; (xxxviii) financing and other capital raising transactions (including sales of the Company's equity or debt securities; factoring transactions; sales or licenses of the Company's assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); (xxxix) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and (xl) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease in the results of a peer group or market performance indicators or indices.

  (b)   The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in Applicable Accounting Standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items;

  (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or infrequent corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to foreign exchange or currency transactions and/or fluctuations; or (xxi) items relating to any other unusual or nonrecurring events or changes in Applicable Law, Applicable Accounting Standards or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.45 "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.46 "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder's right to, vesting of, and/or the payment in respect of, an Award.

2.47 "Performance Stock Unit" shall mean a Performance Award awarded under Section 10.1 which is denominated in units of value including dollar value of Shares.

2.48 "Permitted Transferee" shall mean, with respect to a Holder, any "family member" of the Holder, as defined in the instructions to Form S-8 under the Securities Act.

2.49 "Plan" shall have the meaning set forth in Article 1.

2.50 "Program" shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.51  "Restricted Stock" shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.52 "Restricted Stock Units" shall mean the right to receive Shares awarded under Article 9.

2.53  "Securities Act" shall mean the Securities Act of 1933, as amended.

2.54 "Share Limit" shall have the meaning set forth in Section 3.1(a).

2.55  "Shares" shall mean shares of Common Stock.

2.56 "Stock Appreciation Right" shall mean a stock appreciation right granted under Article 11.

2.57  "Stock Appreciation Right Term" shall have the meaning set forth in Section 11.4.

2.58 "Stock Payment" shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 10.3.

2.59 "Subsidiary" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.60 "Substitute Award" shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.61 "Termination of Service" shall mean:

  (a)   As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

  (b)   As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

  (c)   As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder's employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1    Number of Shares.

  (a)   Subject to Sections 3.1(b) and 14.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is 11,116,570 (the "Share Limit"). Notwithstanding the foregoing, to the extent permitted under Applicable Law, Awards that provide for the delivery of Shares subsequent to the applicable grant date may be granted in excess of the Share Limit if such Awards provide for the forfeiture or cash settlement of such Awards to the extent that insufficient Shares remain under the Share Limit at the time that Shares would otherwise be issued in respect of such Award.

  (b)   If any Shares subject to an Award are forfeited or expire, are converted to shares of another Person in connection with a spin-off or similar event, or such Award is settled in cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration, conversion or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by a Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

  (c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2    Stock Distributed.    Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Section 14.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 1,000,000 and the maximum aggregate amount that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $5,000,000. To the extent required by Section 162(m) of the Code, Shares subject to Awards which are canceled shall continue to be counted against the Award Limit.

ARTICLE 4.

GRANTING OF AWARDS

4.1    Participation.    The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Non-Employee Director Equity Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2    Award Agreement.    Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder's Termination of Service, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4    At-Will Employment; Voluntary Participation.    Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the

Company or any Affiliate. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5    Foreign Holders.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the Share Limit, the Award Limit or the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.6    Non-Employee Director Awards.    The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written non-discretionary formula established by the Administrator (the "Non-Employee Director Equity Compensation Policy"), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its sole discretion. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the maximum aggregate grant date fair value of Awards granted to a Non-Employee Director during any calendar year shall be $500,000 (the "Director Limit").

4.7    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS
PERFORMANCE-BASED COMPENSATION.

5.1    Purpose.    The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator, in its sole discretion, may grant Awards that are based on Performance Criteria or Performance Goals or any such other criteria and goals as the Administrator shall establish, but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2    Applicability.    The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Eligible Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3    Types of Awards.    Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, Restricted Stock Units that vest and become payable upon the attainment of specified Performance Goals and any Performance Awards described in Article 10 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period, but shall in no event have the right to increase the amount payable for any reason.

5.5    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6    Additional Limitations.    Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Program and Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1    Granting of Options to Eligible Individuals.    The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

6.2    Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any "subsidiary corporation" (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent or subsidiary corporation thereof (each as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other "incentive stock options" into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

6.3    Option Exercise Price.    The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4    Option Term.    The term of each Option (the "Option Term") shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 6.4, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 14.1, any other term or condition of such Option relating to such a Termination of Service.

6.5    Option Vesting.

  (a)   The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator, and, except as limited by the Plan, at any time after the grant of an Option, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option vests.

  (b)   No portion of an Option which is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program, the Award Agreement evidencing the grant of an Option, or by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unexercisable at a Holder's Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

6.6    Substitute Awards.    Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

6.7    Substitution of Stock Appreciation Rights.    The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, shall have the same exercise price and vesting schedule as the substituted Option, and shall have a Stock Appreciation Right Term equal in length to the remaining Option Term of the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1    Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of Shares.

7.2    Expiration of Option Term: Automatic Exercise of In-The-Money Options.    Unless otherwise provided by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by an Option Holder in writing to the Company, each vested and exercisable Option outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Option Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 12.1(b) or 12.1(c) and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 12.2. Unless otherwise determined by the Administrator, this Section 7.2 shall not apply to an Option if the Holder of such Option incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 7.2.

7.3    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

  (a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

  (b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

  (c)   In the event that the Option shall be exercised pursuant to this Section 7.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

  (d)   Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Sections 12.1 and 12.2.

7.4    Notification Regarding Disposition.    The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1    Award of Restricted Stock.

  (a)   The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions, applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

  (b)   The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

8.2    Rights as Stockholders.    Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Shares are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in

Section 8.3. In addition, except in connection with a spin-off or other similar event or as otherwise permitted under Section 14.2, dividends with respect to a share of Restricted Stock subject to vesting shall be paid out to the Holder only to the extent that the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

8.3    Restrictions.    All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder's duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4    Repurchase or Forfeiture of Restricted Stock.    Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder's rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including a Change in Control, the Holder's death, retirement or disability or any other specified Termination of Service or any other event, the Holder's rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

8.5    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its sole discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

8.6    Section 83(b) Election.    If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

ARTICLE 9.

AWARD OF RESTRICTED STOCK UNITS

9.1    Grant of Restricted Stock Units.    The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

9.2    Term.    Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.3    Purchase Price.    The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

9.4    Vesting of Restricted Stock Units.    At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder's duration of service to the Company or any Affiliate, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

9.5    Maturity and Payment.    At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, set forth in any applicable Award Agreement and in compliance with Section 409A of the Code, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests and (b) the 15th day of the third month following the end of the Company's fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 12.4(e), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

9.6    Payment upon Termination of Service.    An Award of Restricted Stock Units shall be payable only while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder's death, retirement or disability or any other specified Termination of Service.

9.7    No Rights as a Stockholder.    Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the applicable Award Agreement.

9.8    Dividend Equivalents.    Subject to Section 10.2, the Administrator, in its sole discretion, may provide that Dividend Equivalents shall be earned by a Holder of Restricted Stock Units based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award of Restricted Stock Units is granted to a Holder and the maturity date of such Award.

ARTICLE 10.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK
PAYMENTS, DEFERRED STOCK, DEFERRED STOCK UNITS

10.1    Performance Awards.

  (a)   The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

  (b)   Without limiting Section 10.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

10.2    Dividend Equivalents.

  (a)   Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. Except in connection with a spin-off or other similar event or as otherwise permitted under Section 14.2, Dividend Equivalents with respect to an Award subject to vesting that are based on dividends paid prior to the vesting of such Award shall be paid out to the Holder only to the extent that vesting conditions are subsequently satisfied and the Award vests.

  (b)   Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

10.3    Stock Payments.    The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

10.4    Deferred Stock.    The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

10.5    Deferred Stock Units.    The Administrator is authorized to grant Deferred Stock Units to any Eligible Individual. The number of Deferred Stock Units shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Each Deferred Stock Unit shall entitle the Holder thereof to receive one Share on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter (which settlement date may (but is not required to) be the date of the Holder's Termination of Service). Shares underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until on or following the date that those conditions and criteria have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

10.6    Term.    The term of a Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award shall be established by the Administrator in its sole discretion.

10.7    Purchase Price.    The Administrator may establish the purchase price of a Performance Award, Shares distributed as a Stock Payment award, shares of Deferred Stock or Shares distributed pursuant to a Deferred Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

10.8    Termination of Service.    A Performance Award, Stock Payment award, Dividend Equivalent award, Deferred Stock award and/or Deferred Stock Unit award is distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion, may provide that the Performance Award, Dividend

Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award may be distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder's death, retirement or disability or any other specified Termination of Service.

ARTICLE 11.

AWARD OF STOCK APPRECIATION RIGHTS

11.1    Grant of Stock Appreciation Rights.

  (a)   The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

  (b)   A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

  (c)   Notwithstanding the foregoing provisions of Section 11.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the Shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

11.2    Stock Appreciation Right Vesting.

  (a)   The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. Except as limited by the Plan, at any time after grant of a Stock Appreciation Right, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.

  (b)   No portion of a Stock Appreciation Right which is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in the applicable Program, the Award Agreement evidencing the grant of a Stock Appreciation Right, or by action of the Administrator following the grant of the Stock Appreciation Right.

11.3    Manner of Exercise.    All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

  (a)   A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

  (b)   Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its sole discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

  (c)   In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

  (d)   Full payment of applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Sections 12.1 and 12.2.

11.4    Stock Appreciation Right Term.    The term of each Stock Appreciation Right (the "Stock Appreciation Right Term") shall be set by the Administrator in its sole discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder or the first sentence of this Section 11.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 14.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

11.5    Payment.    Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 11 shall be in cash, Shares (based on their Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

11.6    Expiration of Stock Appreciation Right Term: Automatic Exercise of In-The-Money Stock Appreciation Rights.    Unless otherwise provided by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by a Stock Appreciation Right Holder in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Stock Appreciation Right Holder or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 12.2. For the avoidance of doubt, no Stock Appreciation Right with an exercise price per share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 11.6.

ARTICLE 12.

ADDITIONAL TERMS OF AWARDS

12.1    Payment.    The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for any minimum period of time as may be established by the Administrator having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator in its sole discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

12.2    Tax Withholding.    The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder's FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The

Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section 12.1 hereof, including without limitation, by allowing such Holder to elect to have the Company or any Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be no greater than the number of Shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder's applicable jurisdiction for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. The Administrator shall determine the Fair Market Value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

12.3    Transferability of Awards.

  (a)   Except as otherwise provided in Sections 12.3(b) and 12.3(c):

    (i)  No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

   (ii)  No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 12.3(a)(i); and

   (iii)  During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

  (b)   Notwithstanding Section 12.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution or pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law.

  (c)   Notwithstanding Section 12.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder's spouse or domestic partner, as applicable, as the Holder's beneficiary with respect to more than 50% of the Holder's interest in the Award shall not be effective without the prior written or electronic consent of the Holder's spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder's death.

12.4    Conditions to Issuance of Shares.

  (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its sole discretion, deems advisable in order to comply with Applicable Law.

  (b)   All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares.

  (c)   The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

  (d)   No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

  (e)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

12.5    Forfeiture and Claw-Back Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

  (a)   (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for "cause" (as such term is defined in the sole discretion of the Administrator, or as set forth in the Award Agreement relating to such Award); and

  (b)   All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

12.6    Prohibition on Repricing.    Subject to Section 14.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 14.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

12.7    Data Privacy.    As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 12.7 by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Holder's participation in the Plan. The Company and its Affiliates may hold certain personal information about a Holder, including but not limited to, the Holder's name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Affiliatess, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the "Data"). The Company and its Affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder's participation in the Plan, and the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company and its Affiliates in the implementation, administration and management of the Plan. These recipients may be located in the Holder's country, or elsewhere, and the Holder's country may have different data privacy laws and protections than the recipients' country. Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder's participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Affiliates or the Holder may elect to deposit any Shares. The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder's participation in the Plan. A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Holder's ability to participate in the Plan and, in the Administrator's discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

ARTICLE 13.

ADMINISTRATION

13.1    Administrator.    The Committee (or another committee or a subcommittee of the Board or the Culture and Compensation Committee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, and with respect to Awards that are intended to be Performance-Based Compensation, including Options and Stock Appreciation Rights, the Committee (or another committee or subcommittee of the Board or the Culture and Compensation Committee of the Board assuming the functions of the Committee under the Plan) shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act or any successor rule and an "outside director" for purposes of Section 162(m) of the Code. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee (or another committee or subcommittee of the Board or the Culture and Compensation Committee of the Board assuming the functions of the Committee under the Plan) shall be an "independent director" under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms "Administrator" and "Committee" as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 13.6.

13.2    Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Programs and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 14.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

13.3    Action by the Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.4    Authority of Administrator.    Subject to the Company's Bylaws, the Committee's Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

  (a)   Designate Eligible Individuals to receive Awards;

  (b)   Determine the type or types of Awards to be granted to each Eligible Individual;

  (c)   Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

  (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

  (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

  (f)    Prescribe the form of each Award Agreement, which need not be identical for each Holder;

  (g)   Decide all other matters that must be determined in connection with an Award;

  (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

  (i)    Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

  (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

  (k)   Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 14.2.

13.5    Decisions Binding.    The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

13.6    Delegation of Authority.    To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 13; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and other Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 14.

MISCELLANEOUS PROVISIONS

14.1    Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 14.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 14.2, (a) increase the Share Limit, (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 12.6, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 14.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date (the "Expiration Date"). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

14.2    Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

  (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares of the Company's stock or the share price of the Company's stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to any Non-Employee Director Equity Compensation Policy adopted pursuant to Section 4.6; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

  (b)   In the event of any transaction or event described in Section 14.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

    (i)  To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 14.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator, in its sole discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested;

   (ii)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

   (iii)  To make adjustments in the number and type of Shares of the Company's stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

   (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

   (v)  To provide that the Award cannot vest, be exercised or become payable after such event.

  (c)   In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 14.2(a) and 14.2(b):

    (i)  The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

   (ii)  The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the Share Limit and Award Limit). The adjustments provided under this Section 14.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

  (d)   Notwithstanding any other provision of the Plan, in the event of a Change in Control, (i) each outstanding Award (other than Awards subject to performance-based vesting) shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation and (ii) each Award subject to performance-based vesting shall be subject to the terms and conditions of the applicable Award Agreement and, if no applicable terms and conditions are in such Award Agreement, the Administrator's discretion. In the event an Award continues in effect or is assumed or an equivalent Award substituted, and the surviving or successor corporation terminates Holder's employment or service without "cause" (as such term is defined in the sole discretion of the Administrator, or as set forth in the Award Agreement relating to such Award) upon or within twelve (12) months following the Change in Control, then such Holder shall be fully vested in such continued, assumed or substituted Award.

  (e)   In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award (other than an Award subject to performance-based vesting), the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If such an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period.

  (f)    For the purposes of this Section 14.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

  (g)   The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

  (h)   With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

  (i)    The existence of the Plan, the Programs, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

  (j)    No action shall be taken under this Section 14.2 which shall cause an Award to fail to either be exempt from or comply with Section 409A of the Code or the Treasury Regulations thereunder.

  (k)   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

14.3    Approval of Plan by Stockholders.    The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. If the Plan is not approved by the Company's stockholders, (a) it will not become effective, (b) no Awards shall be granted thereunder, and (c) the 2013 Plan will continue in full force and effect in accordance with its terms. Upon the approval of the Plan by the Company's stockholders, any awards outstanding under the 2013 Plan as of the date of such approval shall remain outstanding and, if applicable, exercisable pursuant to the terms of such individual grants.

14.4    No Stockholders Rights.    Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

14.5    Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

14.6    Effect of Plan upon Other Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

14.7    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

14.8    Titles and Headings, References to Sections of the Code or Exchange Act.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

14.9    Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

14.10    Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Programs and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

14.11    No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

14.12    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

14.13    Indemnification.    To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.14    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.15    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Affiliates.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. THE CONTAINER STORE GROUP, INC. 500 FREEPORT PARKWAY COPPELL, TX 75019 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. Election of Directors Nominees 01 Jonathan D. Sokoloff 02 Sharon Tindell The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018. 3. The approval of the Amended and Restated 2013 Incentive Award Plan, which increases the number of shares authorized for issuance under such plan by 7,500,000 shares, among other things. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For 0 0 Against 0 0 Abstain 0 0 0 For address change/comments, mark here. (see reverse for instructions) Please indicate if you plan to attend this meeting Yes 0 No 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000341826_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com THE CONTAINER STORE GROUP, INC. Annual Meeting of Shareholders September 12, 2017 11:30 AM CDT This proxy is solicited by the Board of Directors The undersigned Shareholder(s) hereby appoint(s) Melissa Reiff, Chief Executive Officer and Jodi Taylor, Chief Financial Officer and Chief Administrative Officer and Secretary, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of The Container Store Group, Inc. that the undersigned Shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:30 AM, CDT on September 12, 2017, at the principal executive offices of The Container Store Group, Inc., located at 500 Freeport Parkway, Coppell, Texas 75019, and any adjournment, continuation, or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000341826_2 R1.0.1.15